UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22480

Adviser Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: July 31, 2012

Date of reporting period: July 31, 2012

Item 1. Reports to Stockholders.

Adviser Managed Trust

Annual Report as of July 31, 2012

Tactical Offensive Equity Fund

Tactical Offensive Fixed Income Fund

Tactical Defensive Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2012

Tactical Offensive Equity Fund

I. Objective

The Tactical Offensive Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund, the Tactical Defensive Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser will request the redemption of all of the shares for which the Financial Adviser exercises investment discretion. The Financial Adviser’s redemption request will cause the Fund to liquidate substantially all of its assets in order to fulfill the redemption request. Once the shares for which the Financial Adviser exercises investment discretion are redeemed, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF”s) that are designed to track the performance of the broad equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund and no Sub-Adviser will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Multi-Manager Approach

When the Fund is an active component of the Adviser Managed Strategy, it uses a multimanager approach, relying upon a number of sub-advisors with differing investment philosophies and mandates to manage portions of the Fund’s portfolio under the general supervision of SIMC. The Fund utilized the following sub-advisers as of July 31, 2012: AQR Capital Management LLC, Aronson+Johnson+Ortiz, L.P., Brown Investment Advisory Incorporated, Causeway Capital Management LLC, Delaware Management Company, Lazard Asset Management LLC, PanAgora Asset Management, Inc., Parametric Portfolio Associates LLC and Thornburg Investment Management, Inc.

For the one year period ending July 31, 2012, there was one manager termination (Artisan Partners), and one manager addition (Delaware Management Company). Delaware Management Company was hired as a replacement for Artisan Partners in the Emerging Markets Equity segment of the Fund.

IV. Market Commentary

For the year ended July 31, 2012, markets experienced continued volatility due to continuing uncertainty on a number of fronts. The greatest concern continued to be the eurozone sovereign debt saga, with the focus shifting from the fate of Greece and other peripheral nations, to questions regarding the financial strength of the larger nations such as Germany and France, as it was assumed that they would ultimately have to step in and finance the debts of their weaker neighbors. Entering 2012, the euro debt fears waned temporarily, bringing strong results in January and February, despite the fact that spreads on European sovereign debt remained extremely high. While there were releases of improved economic data throughout the period, fears persisted regarding the prospects of a hard landing for the Chinese and other emerging market domestic economies, along with the worldwide concern regarding the potential for a double-dip recession in the U.S.

V. Return vs. Benchmark

For the year ended July 31, 2012, the Fund returned 10.60%, compared to 9.13% for the S&P 500 Index. For the period under

Adviser Managed Trust / Annual Report / July 31, 2012	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2012

Tactical Offensive Equity Fund (Concluded)

review, the Fund was an active part of the Adviser Managed Strategy from July 31, 2011 to August 5, 2011, and from January 26, 2012 to July 31, 2012. In the first period above, the Fund returned -8.47% while the benchmark returned -7.17%. In the later period, the Fund returned 1.61%, lagging the benchmark return of 5.42%.

VI. Fund Attribution

The Fund’s underperformance relative to the benchmark was driven by a combination of stock selection at the sector level and regional allocation effects. Selection within Financials was the greatest single detractor. In Materials, a sector underweight and strong stock selection helped results. From a regional perspective, underweight allocations to the U.S. and Japan hurt results, as those were the strongest performing regions for the period. Japan continued to surprise with the pace of its recovery from the disasters of 2011, while the U.S. was seen as somewhat of a safe haven from the debt concerns plaguing the eurozone. Strong stock selection within Europe and emerging markets helped offset the negative impact of regional allocations. Derivatives, specifically futures and currency forwards, were utilized in the Fund for risk mitigation purposes. However, the overall impact on performance was negligible. The Fund’s liquidation of substantially all of its assets to meet the Financial Adviser’s redemption request on August 10, 2011 resulted in the Fund temporarily holding cash positions that contributed to the Fund’s outperformance against the benchmark. The Fund was invested in the SPDR S&P 500 ETF during the periods it was not an active part of the Adviser Managed Strategy.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return†	Annualized Inception to Date
Tactical Offensive Equity Fund, Class A	10.60%	5.81%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Equity Fund, Class A, versus the S&P 500 Index3.

[1]	For the year ended July 31, 2012. Past performance is no indication of future performance. Shares of the Fund were offered beginning February 25, 2011.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

†	The Fund was not an active part of the Adviser Managed Strategy for the period of August 6, 2011 through January 25, 2012.

2	Adviser Managed Trust / Annual Report / July 31, 2012

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2012

Tactical Offensive Fixed Income Fund

I. Objective

The Tactical Offensive Fixed Income Fund (the “Fund”) seeks to provide total return.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Equity Fund, the Tactical Defensive Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser will request the redemption of all of the shares for which the Financial Adviser exercises investment discretion. The Financial Adviser’s redemption request will cause the Fund to liquidate substantially all of its assets in order to fulfill the redemption request. Once the shares for which the Financial Adviser exercises investment discretion are redeemed, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund and no Sub-Adviser will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Multi-Manager Approach

When the Fund is an active component of the Adviser Managed Strategy, it uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies and mandates to manage portions of the Fund’s portfolio under the general supervision of SIMC. The Fund utilizes the following sub-advisers as of July 31, 2012: Trust Company of the West (formerly Metropolitan West Asset Management LLC), Wellington Management Company LLC and SEI Fixed Income Management.

IV. Market Commentary

For the year ended July 31, 2012, non-Treasury sectors of the U.S. fixed-income market experienced considerable volatility. During the first half of the period, sovereign debt challenges in both Europe and the U.S., along with fears of another U.S. recession, caused credit markets to sell off and volatility to pick up dramatically. On August 2, 2011, the U.S. Congress raised the government’s debt ceiling by $2.1 trillion, alleviating the imminent risk of a Treasury default. However, Standard & Poor’s subsequently downgraded its U.S. credit rating from AAA to AA+. In September 2011, the Federal Open Market Committee (“FOMC”) announced further accommodative measures involving purchases of longer-term Treasurys and mortgage-backed securities. Encouraging U.S. economic data and positive developments in Europe increased investor risk appetite in the first quarter of 2012, helping all non-Treasury sectors outperform. However, in the second quarter of 2012, renewed eurozone pressures and weaker global economic data triggered another flight to quality. Fears that Greece might exit the eurozone, the recapitalization of Spanish banks, and Moody’s downgrades of many large banks lent a pessimistic tone to the fixed-income market. As in 2011, the “risk-off” environment pushed all non-Treasury sectors to underperform. However, central bankers assured markets they stood ready to act in response to further economic deterioration, and fixed-income investors as a group remained more aggressively positioned than they had been in the fall of 2011. As a result, the degree of underperformance in non-Treasury sectors was less pronounced in the second half of the reporting period than in the first half. From July 31, 2011 through July 31, 2012, the 10-year Treasury yield fell dramatically from 2.80% to 1.47%. Although non-Treasury sectors

Adviser Managed Trust / Annual Report / July 31, 2012	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2012

Tactical Offensive Fixed Income Fund (Concluded)

experienced high volatility, fundamentals continued to improve. The investment-grade corporate market continued to see active new issuance and better-than-expected corporate earnings. After several years of deleveraging, we believe that financial companies as a whole now have much stronger balance sheets. More stringent financial regulations should enhance banks’ capital ratios and are thus perceived to be bondholder friendly. In the meantime, we believe that housing prices have started to stabilize and that delinquency rates are trending lower. The lack of supply, strong investor demand, and stabilizing fundamentals should continue to support the securitized market.

V. Return vs. Benchmark

For the year ended July 31, 2012, the Fund returned 7.44%, compared to 7.25% for the Barclays U.S. Aggregate Bond Index.

VI. Fund Attribution

The Fund’s overweight to the commercial mortgage-backed securities market added to performance as these securities posted the largest outperformance versus Treasurys of any sector within the Barclays Aggregate Index. An allocation to corporate high yield added to performance as fundamentals in that sector continued to improve, with low default rates and strong investor demand. An allocation to emerging-market debt also contributed to performance. Credit-default swaps were utilized to efficiently gain exposure to these sectors. Security selection within the agency mortgage-backed securities sector was additive to performance. The Fund’s overweight position in financials detracted from performance. Short duration relative to the benchmark also modestly detracted as long-term Treasury yields declined during the period. Treasury futures were utilized to efficiently assist in managing the Fund’s duration and yield-curve exposures. Currency forwards were utilized to hedge foreign currency exposure inherent to sovereign bonds held by the Fund.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized Inception to Date
Tactical Offensive Fixed Income Fund, Class A	7.44%	7.61%

Comparison of Change in the Value of a $10,000 Investment in the TMT Tactical Offensive Fixed Income Fund, Class A, versus the Barclays US Aggregate Bond Index3.

[1]	For the year ended July 31, 2012. Past performance is no indication of future performance. Shares of the Fund were offered beginning February 25, 2011.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays US Aggregate Bond Index covers dollar-denominated investment-grade fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS passthrough securities, asset-backed securities, and commercial mortgage-backed securities.

4	Adviser Managed Trust / Annual Report / July 31, 2012

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2012

Tactical Defensive Fund

I. Objective

The Tactical Defensive Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Equity Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Fund, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Fund.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser will request the redemption of all of the shares for which the Financial Adviser exercises investment discretion. The Financial Adviser’s redemption request will cause the Fund to liquidate substantially all of its assets in order to fulfill the redemption request. Once the shares for which the Financial Adviser exercises investment discretion are redeemed, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations. While such investments are consistent with the Fund’s investment goal, investments made by the Fund when it is not an active component of the Adviser Managed Strategy may differ in certain respects (e.g., higher credit quality, shorter duration, and/or shorter maturity) than investments made by the Fund when the Fund is an active component of the Adviser Managed Strategy. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Fund and no Sub-Adviser will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Multi-Manager Approach

When the Fund is an active component of the Adviser Managed Strategy, it uses a multi-manager approach, relying upon a number of sub-advisors with differing investment philosophies and mandates to manage portions of the Fund’s portfolio under the general supervision of SIMC. The Fund utilized the following sub-advisers as of July 31, 2012: Trust Company of the West (formerly Metropolitan West Asset Management LLC), Wellington Management Company LLC, and SEI Fixed Income Management.

IV. Market Commentary

For the 12 months ending July 31, 2012, non-Treasury sectors of the U.S. fixed-income market experienced considerable volatility. During the first half of the period, sovereign debt challenges in both Europe and the U.S., along with fears of another U.S. recession, caused credit markets to sell off and volatility to pick up dramatically. On August 2, 2011, the U.S. Congress raised the government’s debt ceiling by $2.1 trillion, alleviating the imminent risk of a Treasury default. However, Standard & Poor’s subsequently downgraded its U.S. credit rating from AAA to AA+. In September 2011, the Federal Open Market Committee (FOMC) announced further accommodative measures involving purchases of longer-term Treasurys and mortgage-backed securities. Encouraging U.S. economic data and positive developments in Europe increased investor risk appetite in the first quarter of 2012, helping all non-Treasury sectors outperform. However, in the second quarter of 2012, renewed eurozone pressures and weaker global economic data triggered another flight to quality. Fears that Greece might exit the eurozone, the recapitalization of Spanish banks, and Moody’s downgrades of many large banks lent a pessimistic tone to the fixed-income market. As in 2011, the “risk-off” environment pushed all non-Treasury sectors to underperform.

Adviser Managed Trust / Annual Report / July 31, 2012	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

ADVISER MANAGED TRUST — JULY 31, 2012

Tactical Defensive Fund (Concluded)

However, central bankers assured markets they stood ready to act in response to further economic deterioration, and fixed-income investors as a group remained more aggressively positioned than they had been in the fall of 2011. As a result, the degree of underperformance in non-Treasury sectors was less pronounced in the second half of the reporting period than in the first half. From July 31, 2011 through July 31, 2012, the 10-year Treasury yield fell dramatically from 2.80% to 1.47%. Although non-Treasury sectors experienced high volatility, fundamentals continued to improve. The investment-grade corporate market continued to see active new issuance and better-than-expected corporate earnings. After several years of deleveraging, we believe that financial companies as a whole now have much stronger balance sheets. More stringent financial regulations should enhance banks’ capital ratios and are thus perceived to be bondholder friendly. In the meantime, we believe that housing prices have started to stabilize and that delinquency rates are trending lower. The lack of supply, strong investor demand, and stabilizing fundamentals should continue to support the securitized market.

V. Return vs. Benchmark

For the year ended July 31, 2012, the Fund returned 0.07%, compared to 0.76% for the BofA Merril Lynch 1-3 Year U.S. Treasury Index.

VI. Fund Attribution

For the reporting period ended July 31, 2012, the Fund was not an active component of the Adviser Managed Strategy and was therefore invested in the SEI Daily Income Trust Prime Obligation Fund.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized Inception to Date
Tactical Defensive Fund, Class A	0.07%	0.05%

Comparison of Change in the Value of a $10,000 Investment in the TMT Tactical Defensive Fund, Class A, versus the BofA Merrill Lynch 1-3 Year US Treasury Index3.

[1]	For the year ended July 31, 2012. Past performance is no indication of future performance. Shares of the Fund were offered beginning February 25, 2011.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The BofA Merrill Lynch 1-3 Year US Treasury Index is a subset of the BofA Merrill Lynch U.S. Treasury Index including all securities with a remaining term to final maturity less than three years. The BofA Merrill Lynch US Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $1 billion.

6	Adviser Managed Trust / Annual Report / July 31, 2012

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2012

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.1%

Consumer Discretionary — 10.7%
Aaron’s	5,500	$161
Abercrombie & Fitch, Cl A	3,517	119
Adidas (Germany)	34,676	2,610
Amazon.com*	2,700	630
American Eagle Outfitters	23,635	492
Ameristar Casinos	5,300	90
ANN*	19,200	520
Apollo Group, Cl A*	6,700	182
Arcelik (Turkey)	13,780	68
Arctic Cat*	3,100	136
Asbury Automotive Group*	4,200	110
AutoZone*	4,885	1,833
Bally Technologies*	4,720	206
Beazer Homes USA*	27,800	65
bebe stores	11,500	69
Bed Bath & Beyond*	3,500	213
Berjaya Sports Toto (Malaysia)	48,000	66
Best Buy	28,900	523
Biglari Holdings*	200	75
Bob Evans Farms	3,900	150
Boyd Gaming*	6,300	36
Bridgepoint Education*	700	6
Brown Shoe	25,490	351
Capella Education*	500	13
Career Education*	25,500	120
Carnival (United Kingdom)	60,045	2,021
Cato, Cl A	6,900	193
CBS, Cl B	19,843	664
CEC Entertainment	3,600	124
Central European Media Enterprises, Cl A*	4,300	22
Children’s Place Retail Stores*	2,500	127
Christopher & Banks	4,600	10
Cie Generale des Etablissements Michelin (France)	21,050	1,437
Coach	72,586	3,581

Description	Shares	Market Value ($ Thousands)

Coldwater Creek*	7,300	$5
Comcast, Cl A	182,345	5,854
Conn’s*	1,200	21
Cooper Tire & Rubber	7,000	122
Core-Mark Holding	2,200	106
Corinthian Colleges*	45,300	92
Crocs*	1,200	18
Delphi Automotive*	5,445	155
Denny’s*	10,900	48
DIRECTV, Cl A*	26,976	1,340
Discovery Communications, Cl A*	4,200	213
Dongfeng Motor Group, Cl H (Hong Kong)	186,000	260
DRB-Hicom (Malaysia)	195,500	161
Ethan Allen Interiors	4,900	101
Exide Technologies*	15,900	47
Express*	7,500	121
Fifth & Pacific*	7,000	78
Finish Line, Cl A	1,900	40
Foot Locker	17,700	585
Ford Motor	84,505	781
Ford Otomotiv Sanayi (Turkey)	10,793	104
Formosa Taffeta (Taiwan)	20,000	17
Fossil*	45,202	3,241
Fred’s, Cl A	10,400	148
Furniture Brands International*	20,400	22
Gap	24,200	714
General Motors*	18,500	365
Genting Malaysia (Malaysia)	143,900	155
Great Wall Motor, Cl H (Hong Kong)	140,500	317
Grupo Televisa ADR	29,800	679
GS Home Shopping (South Korea)	793	66
Hanesbrands*	6,000	180
Harley-Davidson	4,300	186
Harte-Hanks	400	3
Helbor Empreendimentos (Brazil)	20,600	91
Helen of Troy*	3,800	116
Hennes & Mauritz, Cl B (Sweden)	62,498	2,317
hhgregg*	14,300	98
Hillenbrand	3,400	59
Home Depot	12,743	665
Honda Motor (Japan)	65,700	2,146
Hot Topic	19,000	193
Hyundai Motor (South Korea)	14,719	3,085
Iconix Brand Group*	15,355	272
Imperial Holdings (South Africa)	14,803	341
International Speedway, Cl A	3,400	87
Interpublic Group of Companies	34,900	344
JAKKS Pacific	8,354	134
Jones Group	11,700	124
Kia Motors (South Korea)	4,245	293
Kingfisher (United Kingdom)	386,269	1,615
La-Z-Boy, Cl Z *	11,600	139

Adviser Managed Trust / Annual Report / July 31, 2012	7

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2012

Description	Shares	Market Value ($ Thousands)

LeapFrog Enterprises, Cl A *	6,700	$77
Lear	7,062	251
LG Electronics (South Korea)	3,356	185
Liberty Global, Cl A *	4,200	222
Liberty Interactive, Cl A *	10,600	199
Live Nation Entertainment *	1,800	16
Lowe’s	57,915	1,469
LVMH Moet Hennessy Louis Vuitton (France)	16,836	2,541
M/I Homes*	4,100	68
Macy’s	71,435	2,560
Marriott Vacations Worldwide*	3,800	118
Matthews International, Cl A	7,240	210
McClatchy, Cl A*	10,300	17
McDonald’s	4,801	429
McGraw-Hill	4,300	202
Media Prima (Malaysia)	30,700	24
Modine Manufacturing*	37,875	254
Movado Group	3,400	80
Multimedia Games Holding*	2,000	28
New York Times, Cl A*	8,800	68
Newell Rubbermaid	32,585	575
News, Cl A	63,880	1,470
NIKE, Cl B	1,515	141
OfficeMax	7,500	34
Orient-Express Hotels, Cl A*	7,800	71
Oxford Industries	100	4
Papa John’s International*	4,700	240
Parkson Holdings (Malaysia)	67,900	105
Pearson (United Kingdom)	70,373	1,319
PetMed Express	6,100	59
Pier 1 Imports	1,400	23
Pou Chen (Taiwan)	210,000	190
priceline.com*	500	331
Publicis Groupe (France)	31,823	1,572
PVH	1,659	132
RadioShack	20,900	61
Red Robin Gourmet Burgers*	3,000	90
Reed Elsevier (Netherlands)	294,900	3,467
Regis	5,600	95
Rent-A-Center, Cl A	4,900	174
Ross Stores	29,070	1,931
Ryland Group	1,700	41
Scholastic	5,100	154
Service International	14,300	184
Sinclair Broadcast Group, Cl A	2,500	25
Six Flags Entertainment	400	23
Skechers U.S.A., Cl A*	7,100	142
Skyworth Digital Holdings (Hong Kong)	62,000	24
Sotheby’s	3,800	112
Standard Motor Products	4,400	62
Starbucks	7,250	328
Starwood Hotels & Resorts Worldwide	3,700	200
Steiner Leisure*	1,800	75

Description	Shares	Market Value ($ Thousands)

Stewart Enterprises, Cl A	15,300	$104
Sturm Ruger	700	35
Superior Industries International	3,400	58
Swatch Group (Switzerland)	2,246	895
Target	6,420	389
Tempur-Pedic International*	3,708	106
Tenneco*	6,560	192
Texas Roadhouse, Cl A	11,515	199
Tiffany	2,545	140
Time Warner	21,099	825
Time Warner Cable	3,326	282
TJX	20,100	890
Tofas Turk Otomobil Fabrikasi (Turkey)	24,343	113
Toyota Motor (Japan)	125,902	4,868
True Religion Apparel	5,800	152
Turkiye Sise ve Cam Fabrikalari (Turkey)	148,763	208
UMW Holdings (Malaysia)	74,700	226
Universal Technical Institute	2,900	33
Valassis Communications*	3,000	68
Vera Bradley*	9,100	207
Viacom, Cl B	57,510	2,686
Walt Disney	12,200	599
Warnaco Group*	3,200	137
Wet Seal, Cl A*	60,700	166
Whirlpool	8,000	540
Winnebago Industries*	2,900	29
WMS Industries*	1,100	20
Wyndham Worldwide	16,133	840
Youngone (South Korea)	1,090	27
Yum! Brands	28,800	1,867

		84,860

Consumer Staples — 9.5%
Altria Group	14,477	521
Andersons	5,500	209
Archer-Daniels-Midland	12,200	318
Astra Agro Lestari (Indonesia)	66,500	162
AVI (South Africa)	36,560	263
Avon Products	39,400	611
B&G Foods, Cl A	1,000	28
Beam	3,600	226
Big C Supercenter (Thailand)	8,300	47
BRF — Brasil Foods ADR	16,500	237
British American Tobacco (Malaysia)	123,005	6,308
Bunge	11,750	773
Central Garden and Pet, Cl A*	31,840	364
Charoen Pokphand (Indonesia)	170,500	58
China Mengniu Dairy (Hong Kong)	74,000	220
Chiquita Brands International*	12,200	63
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	6,300	258
Cia Cervecerias Unidas ADR	943	62
Cia de Bebidas das Americas ADR	10,300	397
Coca-Cola	12,300	994

8	Adviser Managed Trust / Annual Report / July 31, 2012

Description	Shares	Market Value ($ Thousands)

Coca-Cola Bottling Consolidated	600	$40
Coca-Cola Enterprises	7,100	208
Colgate-Palmolive	4,174	448
Costco Wholesale	43,706	4,204
CP ALL (Thailand)	291,400	315
CVS Caremark	112,973	5,112
Daesang (South Korea)	4,950	62
Dean Foods*	32,700	404
Energizer Holdings	19,965	1,553
Estee Lauder, Cl A	70,184	3,676
Fomento Economico Mexicano ADR	3,800	325
Fresh Del Monte Produce	8,800	216
General Mills	7,600	294
Gruma, Cl B (Mexico)*	49,900	131
Grupo Herdez (Mexico)	6,637	16
Grupo Modelo (Mexico)	33,200	301
Harris Teeter Supermarkets	2,500	103
HJ Heinz	3,928	217
Hypermarcas (Brazil)*	45,600	292
Indofood CBP Sukses Makmur (Indonesia)	70,500	49
IOI (Malaysia)	20,300	35
J&J Snack Foods	900	52
Japfa Comfeed (Indonesia)	114,000	52
Kimberly-Clark	4,300	374
Kraft Foods, Cl A	24,882	988
Kroger	49,237	1,092
KT&G (South Korea)	51,030	3,760
Kuala Lumpur Kepong (Malaysia)	9,400	71
Kulim (Malaysia)	55,400	91
Lancaster Colony	4,500	312
Lianhua Supermarket Holdings, Cl H (Hong Kong)	4,000	4
Lorillard	6,600	849
Lotte Chilsung Beverage (South Korea)	274	317
Lotte Confectionery (South Korea)	210	293
M Dias Branco (Brazil)	1,600	45
Mead Johnson Nutrition, Cl A	60,592	4,421
Medifast*	8,900	250
Molson Coors Brewing, Cl B	3,920	166
Nash Finch	2,700	52
Natura Cosmeticos (Brazil)	46,600	1,216
Nestle (Switzerland)	43,496	2,678
NongShim (South Korea)	534	104
Pantry*	900	13
PepsiCo	10,744	781
Perusahaan Perkebunan London Sumatra (Indonesia)	620,500	180
Philip Morris International	16,600	1,518
Pilgrim's Pride*	3,600	17
Post Holdings*	2,500	74
President Chain Store (Taiwan)	25,000	131
Prestige Brands Holdings*	8,300	136
Procter & Gamble	58,500	3,776
Ralcorp Holdings*	18,645	1,113

Description	Shares	Market Value ($ Thousands)

Reckitt Benckiser Group (United Kingdom)	47,155	$2,591
Rite Aid*	97,200	113
SABMiller (United Kingdom)	33,445	1,445
Sampoerna Agro (Indonesia)	65,500	21
Sao Martinho (Brazil)	1,500	16
Siam Makro (Thailand)	5,100	53
Spectrum Brands Holdings*	6,500	239
Sysco	65,800	1,934
TESCO (United Kingdom)	869,180	4,332
Thai Beverage (Thailand)	169,000	44
Tingyi Cayman Islands Holding (Hong Kong)	110,000	273
Tradewinds (Malaysia)	7,200	19
Tsingtao Brewery, Cl H (China)	38,000	223
Tyson Foods, Cl A	18,300	275
Ulker Biskuvi Sanayi (Turkey)	14,933	63
Universal Robina (Philippines)	60,570	85
USANA Health Sciences*	4,000	180
Walgreen	24,217	880
Wal-Mart de Mexico (Mexico)	680,149	1,921
Wal-Mart Stores	72,980	5,432
WD-40	2,300	110
Whole Foods Market	2,270	208

		75,503

Energy — 10.7%
Anadarko Petroleum	4,146	288
Apache	17,118	1,474
ATP Oil & Gas*	8,300	12
Baker Hughes	5,359	248
Basic Energy Services*	8,700	94
BG Group (United Kingdom)	164,093	3,245
Bill Barrett*	5,800	122
Bristow Group	2,300	105
Cabot Oil & Gas	4,210	178
Callon Petroleum*	9,900	49
Cameron International*	3,710	186
Canadian Natural Resources (Canada)	110,635	3,015
Cenovus Energy (Canada)	29,900	914
Chesapeake Energy	9,708	183
Chevron	86,137	9,439
China Petroleum & Chemical, Cl H (Hong Kong)	645,500	586
China Shenhua Energy, Cl H (Hong Kong)	57,500	216
CNOOC (Hong Kong)	2,002,180	4,059
CNOOC ADR	1,800	361
Concho Resources*	1,746	149
ConocoPhillips	67,903	3,697
CONSOL Energy	4,902	142
Contango Oil & Gas*	700	41
Core Laboratories (Netherlands)	27,500	3,068
CVR Energy*	2,900	83

Adviser Managed Trust / Annual Report / July 31, 2012	9

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2012

Description	Shares	Market Value ($ Thousands)

Delek US Holdings	6,800	$134
Ecopetrol ADR	1,872	107
Energy Partners*	8,100	137
Energy XXI	900	28
Exxaro Resources (South Africa)	2,507	52
Exxon Mobil	115,045	9,992
FMC Technologies*	92,005	4,151
Gazprom Neft OAO ADR	2,357	56
Gazprom OAO ADR	114,360	1,055
Gulf Island Fabrication	1,900	53
Gulfmark Offshore, Cl A*	3,335	120
Halliburton	24,095	798
Harvest Natural Resources*	6,300	50
Helix Energy Solutions Group*	10,600	190
Helmerich & Payne	2,699	125
Hess	14,200	670
Indo Tambangraya Megah (Indonesia)	19,500	73
Inner Mongolia Yitai Coal, Cl B (China)	8,500	45
Kinder Morgan	5,148	184
Lukoil OAO ADR	14,470	815
Marathon Oil	19,757	523
Marathon Petroleum	10,600	501
Matrix Service*	5,200	54
McDermott International (Panama)*	10,504	123
Murphy Oil	34,200	1,835
Nabors Industries*	32,100	444
National Oilwell Varco	7,711	557
Occidental Petroleum	30,484	2,653
Oil States International*	1,760	128
Overseas Shipholding Group	1,200	7
Parker Drilling*	23,500	109
Patterson-UTI Energy	30,600	474
PDC Energy*	900	24
Penn Virginia	23,300	156
PetroChina ADR	2,100	262
PetroChina, Cl H (Hong Kong)	344,000	431
Petrofac (United Kingdom)	59,100	1,381
Petroleo Brasileiro (Brazil)	16,200	159
Petroleo Brasileiro ADR	56,200	1,103
Petroquest Energy*	4,400	24
Phillips 66	18,771	706
Plains Exploration & Production*	3,900	156
Polski Koncern Naftowy Orlen (Poland)*	12,824	138
PTT (Thailand)	40,900	424
QEP Resources	4,760	143
Reliance Industries GDR (India) (A)	37,000	978
Rosetta Resources*	2,600	108
Rosneft OAO GDR (Russia)	42,700	257
Rowan, Cl A (United Kingdom)*	8,000	281
SandRidge Energy*	18,378	125
Sasol (South Africa)	7,064	296
Sasol ADR	6,500	270
Schlumberger	145,659	10,380
SK Innovation (South Korea)	1,330	183

Description	Shares	Market Value ($ Thousands)

Southwestern Energy*	5,703	$190
Stone Energy*	2,600	68
Sunoco	14,000	675
Surgutneftegas OAO ADR	7,742	65
Swift Energy*	5,400	101
Targa Resources	2,600	114
Tatneft OAO ADR	1,819	68
Technip (France)	17,500	1,847
Tecnicas Reunidas (Spain)	33,800	1,431
Teekay Tankers, Cl A (Australia)	15,600	61
Tesoro	17,700	489
Tidewater	2,332	113
Total (France)	42,637	1,975
Tupras Turkiye Petrol Rafinerileri (Turkey)	7,295	161
Vaalco Energy*	17,700	130
Valero Energy	40,100	1,103
W&T Offshore	2,600	48
Western Refining	3,200	75
Willbros Group*	18,800	129
Williams	7,900	251

		85,276

Financials — 14.8%
ABSA Group (South Africa)	11,188	184
ACE	21,100	1,551
Affin Holdings (Malaysia)	23,200	27
Aflac	16,702	731
Agree Realty‡	2,100	49
Allianz (Germany)	15,396	1,538
Allied World Assurance Holdings	2,400	181
Allstate	19,800	679
American Express	59,177	3,415
American Tower, Cl A‡	4,500	325
Ameriprise Financial	53,300	2,757
Apartment Investment & Management, Cl A‡	6,400	176
Arch Capital Group*	8,985	349
Argo Group International Holdings	5,100	150
Artio Global Investors, Cl A	16,200	52
Ashford Hospitality Trust‡	4,900	37
Aspen Insurance Holdings	6,600	190
Associated Banc-Corp	24,500	306
Associated Estates Realty‡	5,600	84
Assurant	12,100	438
Astoria Financial	2,900	27
Aviva (United Kingdom)	308,313	1,409
AXA (France)	102,800	1,260
Banco Bradesco ADR	6,400	98
Banco do Brasil (Brazil)	21,952	232
Banco Santander (Spain)	112,016	683
Banco Santander Brasil ADR	35,700	272
Banco Santander Chile ADR	1,783	134
Bangkok Bank (Thailand)	91,500	588

10	Adviser Managed Trust / Annual Report / July 31, 2012

Description	Shares	Market Value ($ Thousands)

Bank Bukopin (Indonesia)	683,500	$45
Bank of America	238,220	1,749
Bank of China, Cl H (Hong Kong)	1,487,000	570
Bank of Hawaii	3,400	159
Bank of New York Mellon	45,563	970
Bank of Yokohama (Japan)	1,000	5
Bank Rakyat Indonesia Persero (Indonesia)	167,500	124
Barclays (United Kingdom)	511,661	1,347
BB&T	24,278	762
BBVA Banco Continental (Peru)	16,098	38
Berkshire Hathaway, Cl B*	38,943	3,304
BGC Partners, Cl A	5,500	27
BlackRock, Cl A	1,433	244
BlackRock Kelso Capital	8,500	80
BM&FBovespa (Brazil)	199,400	1,121
BNP Paribas (France)	27,616	1,026
Calamos Asset Management, Cl A	900	10
Campus Crest Communities‡	2,700	30
Capital One Financial	34,338	1,940
Capitol Federal Financial	13,300	156
CapLease‡	24,500	111
CBRE Group, Cl A*	24,998	389
Chailease Holding	48,000	81
Charles Schwab	239,988	3,031
Chemical Financial	1,500	34
Chesapeake Lodging Trust‡	1,500	25
China Construction Bank, Cl H (Hong Kong)	1,524,000	1,030
China Life Insurance, Cl H (Hong Kong)	202,349	560
China Merchants Bank, Cl H (Hong Kong)	730,051	1,348
Chongqing Rural Commercial Bank, Cl H (China)	451,000	176
Chubb	10,200	741
Citigroup	238,338	6,466
Citizens Republic Bancorp*	11,000	198
City Holding	2,500	83
CNO Financial Group	17,300	143
Colonial Properties Trust‡	900	20
Columbia Banking System	7,300	132
Comerica	13,400	405
CommonWealth‡	5,856	107
Community Bank System	3,300	91
Coronation Fund Managers (South Africa)	6,721	24
CubeSmart‡	4,400	53
Dai-ichi Life Insurance (Japan)	732	780
Daishin Securities (South Korea)	8,100	59
Deutsche Boerse (Germany)	24,508	1,221
Dime Community Bancshares	2,500	36
Discover Financial Services	23,700	852
Douglas Emmett‡	7,500	176

Description	Shares	Market Value ($ Thousands)

Duke Realty‡	11,900	$172
East West Bancorp	12,475	272
EastGroup Properties‡	1,200	64
Employers Holdings	3,900	70
Entertainment Properties Trust‡	4,100	185
Equity Residential‡	3,558	225
Essex Property Trust‡	2,080	327
Extra Space Storage‡	10,055	329
Farglory Land Development (Taiwan)	72,000	117
Fifth Third Bancorp	34,000	470
First American Financial	9,200	168
First Commonwealth Financial	26,600	186
First Industrial Realty Trust‡*	7,600	97
First Midwest Bancorp	1,800	20
FirstRand (South Africa)	63,959	215
Getty Realty‡	2,400	45
Goldman Sachs Group	16,225	1,637
Government Properties Income Trust‡	7,600	174
Healthcare Realty Trust‡	900	22
Highwealth Construction (Taiwan)*	46,000	72
Hong Kong Exchanges and Clearing (Hong Kong)	118,000	1,586
Hong Leong Financial Group (Malaysia)	16,900	67
Horace Mann Educators	16,000	279
Hospitality Properties Trust‡	20,200	490
Host Hotels & Resorts‡	11,519	169
HSBC Holdings (Hong Kong)	481,083	4,073
Huaku Development (Taiwan)	34,680	72
Huntington Bancshares	61,600	383
ICICI Bank ADR	6,700	232
Independent Bank	2,600	77
Industrial & Commercial Bank of China, Cl H (Hong Kong)	2,948,000	1,692
Industrial Bank of Korea
(South Korea)	11,230	122
Infinity Property & Casualty	1,900	110
Inland Real Estate‡	17,000	136
Intercorp Financial Services (Peru)	1,776	56
International Bancshares	7,800	143
Investec (South Africa)	5,554	33
Investment Technology Group*	17,000	141
Itau Unibanco Holding ADR	90,900	1,437
Janus Capital Group	17,685	128
Jones Lang LaSalle	7,900	527
JPMorgan Chase	107,536	3,871
Julius Baer Group (Switzerland)	29,722	1,067
KB Financial Group ADR	16,500	517
Kemper	5,300	173
KeyCorp	84,838	677
Kiatnakin Bank (Thailand)	59,400	77
Kilroy Realty‡	7,145	338
KLCC Property Holdings (Malaysia)	24,800	40
Knight Capital Group, Cl A*	13,000	134

Adviser Managed Trust / Annual Report / July 31, 2012	11

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2012

Description	Shares	Market Value ($ Thousands)

Korea Exchange Bank (South Korea)	15,780	$117
Krung Thai Bank (Thailand)	1,170,200	610
KWG Property Holding	149,000	83
LaSalle Hotel Properties‡	700	18
Lexington Realty Trust‡	4,700	42
Liberty Holdings (South Africa)	17,571	200
Liberty Property Trust‡	5,000	181
Lincoln National	25,442	510
Loews	4,441	176
LTC Properties‡	6,300	225
Macerich‡	6,340	370
Mack-Cali Realty‡	5,600	150
Malayan Banking (Malaysia)	11,200	31
Malaysia Building Society (Malaysia)	130,600	104
Marsh & McLennan	13,300	442
MCG Capital	24,900	109
Meadowbrook Insurance Group	9,000	63
Megaworld (Philippines)	1,484,000	80
Mercury General	2,200	80
MetLife	13,300	409
MGIC Investment*	28,200	68
Mitsubishi UFJ Financial Group (Japan)	435,800	2,126
Montpelier Re Holdings	3,500	71
Morgan Stanley	17,352	237
Muenchener Rueckversicherungs (Germany)	9,760	1,389
National Health Investors‡	600	32
National Penn Bancshares	22,600	200
Navigators Group*	800	39
NBT Bancorp	5,800	122
Nelnet, Cl A	9,200	216
Northwest Bancshares	15,600	182
NYSE Euronext	5,527	141
Ocwen Financial*	1,300	26
Old National Bancorp	6,700	82
Old Republic International	14,041	113
Oritani Financial	4,500	63
PacWest Bancorp	21,770	499
Pennsylvania‡	3,600	52
PHH*	1,200	20
Pinnacle Financial Partners*	1,000	20
Piper Jaffray*	2,800	60
Platinum Underwriters Holdings	2,700	103
PNC Financial Services Group	50,330	2,974
Potlatch‡	5,100	177
Primerica*	5,500	150
Principal Financial Group	15,700	402
ProAssurance	700	63
Prologis‡	7,300	236
Prospect Capital	6,600	73
Prosperity Bancshares	1,400	57
Provident Financial Services	9,100	139
Prudential Financial	16,940	818
PS Business Parks‡	6,100	412

Description	Shares	Market Value ($ Thousands)

Public Storage‡	5,100	$760
Ramco-Gershenson Properties Trust‡	15,600	199
Regency Centers‡	3,900	187
Regions Financial	97,859	681
Reinsurance Group of America, Cl A	7,500	417
Retail Opportunity Investments‡	10,800	132
Rizal Commercial Banking (Philippines)	8,600	9
RLI	2,300	148
RMB Holdings (South Africa)	35,707	159
Sabra Health Care‡	4,500	83
Safety Insurance Group	500	21
Samsung Life Insurance (South Korea)	6,540	537
Sanlam (South Africa)	53,748	233
Saul Centers‡	1,100	46
Sberbank of Russia ADR	59,267	661
Security Bank (Philippines)	14,240	48
Senior Housing Properties Trust‡	7,600	173
Signature Bank NY*	4,685	302
Simon Property Group‡	5,767	926
Skandinaviska Enskilda Banken, Cl A (Sweden)	212,304	1,565
SL Green Realty‡	2,500	197
Soho China (Hong Kong)	228,000	170
Solar Capital	3,500	80
Sony Financial Holdings (Japan)	113,900	1,838
Sovran Self Storage‡	700	40
StanCorp Financial Group	3,538	105
Standard Bank Group (South Africa)	31,366	435
Standard Chartered (United Kingdom)	110,929	2,545
State Street	16,900	682
Strategic Hotels & Resorts‡*	8,000	49
Sul America (Brazil)	20,042	121
Sunstone Hotel Investors‡*	9,500	95
SunTrust Banks	28,259	668
Susquehanna Bancshares	10,900	116
Svenska Handelsbanken, Cl A (Sweden)	26,232	914
Symetra Financial	10,800	126
T Rowe Price Group	13,700	832
Taubman Centers‡	6,500	504
TICC Capital	3,600	35
Torchmark	2,600	129
Tower Group	6,700	125
Travelers	15,000	940
Triangle Capital	1,600	37
UBS (China)	111,684	1,178
UEM Land Holdings (Malaysia)*	426,900	271
UMB Financial	2,100	101
Umpqua Holdings	13,200	165
Unum Group	6,636	125
Urstadt Biddle Properties, Cl A‡	2,400	46
US Bancorp	50,299	1,685
Validus Holdings	13,719	446
VTB Bank GDR (Russia)	35,200	115
Washington‡	5,900	158

12	Adviser Managed Trust / Annual Report / July 31, 2012

Description	Shares	Market Value ($ Thousands)

Webster Financial	7,100	$146
Weingarten Realty Investors‡	6,500	175
Wells Fargo	120,875	4,087
Westamerica Bancorporation	1,000	46
Wilshire Bancorp*	6,500	41
Winthrop Realty Trust‡	3,300	40
Wintrust Financial	11,345	416
World Acceptance*	2,300	164
Yuexiu (Hong Kong)‡	60,000	28
Zurich Insurance Group (China)	7,200	1,607

		118,187

Health Care — 11.5%
Abbott Laboratories	10,856	720
Aetna	19,800	714
Affymetrix*	45,300	190
Alexion Pharmaceuticals*	2,400	252
Allergan	3,100	254
Amedisys*	7,500	91
AMERIGROUP*	1,403	126
AmerisourceBergen, Cl A	23,900	949
Amgen	42,282	3,492
Analogic	400	26
ArthroCare*	3,700	109
Assisted Living Concepts, Cl A	4,000	56
Baxter International	46,215	2,704
Bayer (Germany)	19,500	1,487
Biogen Idec*	2,268	331
BioMimetic Therapeutics*	9,500	32
Bristol-Myers Squibb	12,981	462
Cardinal Health	18,496	797
CareFusion*	22,740	555
Celgene*	4,001	274
Chemed	3,700	232
Computer Programs & Systems	1,600	79
CONMED	6,200	170
Covance*	56,763	2,664
Covidien	35,200	1,967
DaVita*	39,071	3,845
EGIS Pharmaceuticals (Hungary)	360	25
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret (Turkey)	32,122	33
Eli Lilly	20,306	894
Emergent Biosolutions*	3,000	44
Ensign Group	1,800	51
Express Scripts Holding*	96,879	5,613
Forest Laboratories*	13,800	463
Fresenius Medical Care & KGaA (Germany)	30,970	2,252
Gentiva Health Services*	13,700	91
Gilead Sciences*	39,085	2,123
Greatbatch*	2,800	64

Description	Shares	Market Value ($ Thousands)

Haemonetics*	4,790	$344
Hansen Medical*	9,500	17
HCA Holdings	18,000	477
HealthSouth*	2,800	63
Healthways*	5,000	56
Henry Schein*	2,925	219
Hi-Tech Pharmacal*	4,000	138
Humana	3,800	234
ICU Medical*	2,900	155
IDEXX Laboratories*	40,800	3,597
Intuitive Surgical*	7,491	3,607
Invacare	6,900	97
Johnson & Johnson	67,600	4,679
LHC Group*	3,400	61
Life Healthcare Group Holdings (South Africa)	12,988	53
Magellan Health Services*	600	29
McKesson	33,100	3,003
Medicines*	12,200	306
Medicis Pharmaceutical, Cl A	16,630	548
Medtronic	9,550	377
Merck	136,500	6,029
Momenta Pharmaceuticals*	10,000	142
Mylan*	7,500	173
Netcare (South Africa)	43,191	85
Neurocrine Biosciences*	18,400	140
Novartis (Switzerland)	85,650	5,031
Novo Nordisk, Cl B (Denmark)	21,667	3,351
Omnicare	3,838	121
Orthofix International*	500	21
Pain Therapeutics*	3,300	12
PDL BioPharma	72,300	491
Pfizer	366,965	8,822
Pozen*	4,800	30
PSS World Medical*	2,600	54
Quest Diagnostics	2,875	168
Richter Gedeon Nyrt (Hungary)	276	47
Roche Holding (China)	11,000	1,954
Sanofi (France)	41,100	3,365
Select Medical Holdings*	5,800	62
Sinopharm Group, Cl H (Hong Kong)	343,200	1,009
Sirona Dental Systems*	3,400	147
Skilled Healthcare Group, Cl A*	7,700	42
STERIS	3,200	96
Symmetry Medical*	9,200	71
Syneron Medical (Israel)*	3,600	37
Targacept*	11,000	48
Teleflex	2,500	159
Teva Pharmaceutical Industries ADR	51,600	2,110
Thermo Fisher Scientific	4,600	256
UnitedHealth Group	53,414	2,729
VCA Antech*	16,255	296

Adviser Managed Trust / Annual Report / July 31, 2012	13

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2012

Description	Shares	Market Value ($ Thousands)

Vertex Pharmaceuticals*	25,225	$1,224
Vical*	15,400	53
ViroPharma*	6,500	141
Warner Chilcott, Cl A*	21,000	357
WellCare Health Plans*	2,400	156
WellPoint	10,000	533

		91,853

Industrials — 11.7%
3M	5,807	530
ACCO Brands*	4,200	36
Acuity Brands	2,600	151
AECOM Technology *	6,533	106
Aerovironment*	1,700	40
AGCO*	15,000	658
Aircastle	20,800	246
AKR Corporindo (Indonesia)	130,500	50
Alaska Air Group*	16,900	589
Albany International, Cl A	9,400	168
Alfa, Cl A (Mexico)	24,400	390
All America Latina Logistica (Brazil)	44,817	207
Allegiant Travel, Cl A*	2,800	199

Alliance Global Group (Philippines)	437,000	122
American Reprographics*	21,195	93
American Science & Engineering	1,200	68
Apogee Enterprises	3,600	58
Applied Industrial Technologies	1,000	37
Arkansas Best	12,200	167
AZZ	3,400	104
Balfour Beatty (United Kingdom)	344,507	1,565
Barloworld (South Africa)	21,784	222
Barnes Group	2,300	55
BE Aerospace*	6,085	239
Belden	2,400	77
Boeing	28,799	2,128
Brady, Cl A	600	16
Canadian National Railway (Canada)	25,900	2,286
Cascade	1,400	66
Caterpillar	26,242	2,210
Ceradyne	6,600	145
China Merchants Holdings International (Hong Kong)	96,000	299
China Yuchai International (Singapore)	6,120	78
Comfort Systems USA	3,100	30
Consolidated Graphics*	3,000	71
Copart*	14,800	352
Corporate Executive Board	500	23
Corrections Corp of America	6,195	192

Description	Shares	Market Value ($ Thousands)

Cosco International Holdings (Hong Kong)	48,000	$18
Crane	15,300	597
CSX	12,000	275
CTCI (Taiwan)	38,000	71
Daelim Industrial (South Korea)	3,633	282
Danaher	93,050	4,914
Deere	3,971	305
Delta Air Lines*	55,500	536
Deutsche Post (Germany)	93,639	1,688
Dialog Group (Malaysia)	5,700	4
Doosan (South Korea)	1,110	130
Dycom Industries*	4,600	80
Eaton	4,584	201
Echo Global Logistics*	10,840	195
Embraer ADR	38,439	976
EMCOR Group	3,500	92
Emerson Electric	7,092	339
Empresas ICA ADR*	21,500	144
Encore Capital Group*	3,000	84
EnerSys*	2,100	72
Equifax	4,200	197
Evergreen Marine Taiwan (Taiwan)	27,000	15
Exelis	11,469	108
Exponent*	2,300	119
FANUC (Japan)	8,095	1,265
Federal Signal*	1,600	9
FedEx	9,200	831
Fluor	78,300	3,882
FreightCar America	4,100	83
G&K Services, Cl A	4,700	148
Gardner Denver	2,054	117
GenCorp*	13,400	113
General Cable*	3,838	100
General Dynamics	7,300	463
General Electric	328,761	6,822
GeoEye*	4,200	107
Gibraltar Industries*	2,400	23
Gol Linhas Aereas Inteligentes ADR*	27,200	127
GrafTech International*	10,004	105
Granite Construction	3,500	91
Great Lakes Dredge & Dock	3,400	24
H&E Equipment Services*	1,400	20
Harbin Electric, Cl H (Hong Kong)	108,000	81
Harsco	9,645	205
Hawaiian Holdings*	9,600	61
Heartland Express	2,300	32
Heidrick & Struggles International	2,000	27
HNI	2,100	56
Honeywell International	62,882	3,650
Hub Group, Cl A*	8,300	247

14	Adviser Managed Trust / Annual Report / July 31, 2012

Description	Shares	Market Value ($ Thousands)

Hyundai Heavy Industries (South Korea)	3,435	$735
ICF International*	3,200	79
Illinois Tool Works	4,800	261
Ingersoll-Rand (Ireland)	4,497	191
Insperity	2,800	73
Jacobs Engineering Group*	3,446	133
JGC (Japan)	106,000	3,276
John Bean Technologies	3,800	56
Kadant*	1,200	25
KBR	13,400	352
KCC (South Korea)	2,112	533
Kennametal	3,115	115
Kforce*	2,800	32
Komatsu (Japan)	68,900	1,551
Korn*	1,400	18
L-3 Communications Holdings, Cl 3	6,900	489
Landstar System	2,897	143
Latam Airlines Group ADR	5,800	143
Layne Christensen*	3,800	80
LB Foster, Cl A	1,000	30
Legrand (France)	63,000	2,027
Lennox International	3,900	170
Lockheed Martin	7,500	669
Manpower	3,158	112
Masco	9,547	115
MasTec*	14,500	231
Meritor*	23,900	112
Michael Page International (United Kingdom)	166,300	958
Middleby*	1,355	133
Mueller Industries	1,600	68
Mueller Water Products, Cl A	14,500	51
MYR Group*	1,700	28
NACCO Industries, Cl A	1,000	100
National Presto Industries	500	33
Norfolk Southern	3,700	274
Northrop Grumman	16,566	1,097
Obrascon Huarte Lain Brasil (Brazil)	5,500	47
Orbital Sciences*	4,700	62
Orion Marine Group*	4,700	34
Oshkosh*	4,902	110
Owens Corning*	6,335	170
PACCAR	4,825	193
Pacer International*	16,900	71
Parker Hannifin	20,070	1,612
Pitney Bowes	8,445	113
PostNL (Netherlands)	236,107	962
Precision Castparts	1,600	249
Quanta Services*	10,805	248
Raytheon	11,257	625
Regal-Beloit	4,430	285

Description	Shares	Market Value ($ Thousands)

Republic Airways Holdings*	4,500	$20
Resources Connection	5,800	66
Robert Half International	5,900	159
Rolls-Royce Holdings (United Kingdom)	243,334	3,243
Roper Industries	38,189	3,798
Ryanair Holdings ADR*	31,700	934
Saia*	2,200	50
Samsung Heavy Industries (South Korea)	5,830	202
Santos Brasil Participacoes (Brazil)	12,400	194
Sauer-Danfoss	2,100	76
SembCorp Industries (Singapore)	95,000	404
SembCorp Marine (Singapore)	386,000	1,508
Siemens (Germany)	52,241	4,446
Singapore Airlines (Singapore)	172,000	1,465
SK Holdings (South Korea)	2,918	400
SkyWest	9,900	69
SMC (Japan)	3,000	509
Spirit Airlines*	5,600	120
SPX	3,200	194
Standex International	500	21
Stanley Black & Decker	2,601	174
Steelcase, Cl A	19,900	170
Stericycle*	50,889	4,725
Sun Hydraulics	1,900	43
Swift Transportation, Cl A*	6,900	57
Sykes Enterprises*	3,600	53
TAL International Group	500	17
Taser International*	8,200	44
Team*	6,545	204
Teco Electric and Machinery (Taiwan)	340,000	216
Tekfen Holding (Turkey)	18,145	70
Teledyne Technologies*	300	19
Toro	5,200	195
Trimas*	12,025	261
TrueBlue*	5,300	81
Tyco International	12,100	665
U-Ming Marine Transport (Taiwan)	80,000	125
Union Pacific	20,601	2,526
United Parcel Service, Cl B	4,800	363
United Technologies	20,969	1,561
US Airways Group*	8,200	94
USG*	1,600	26
Waste Connections	5,200	160
Werner Enterprises	1,900	44

		93,249

Information Technology — 16.9%
Accenture, Cl A (Ireland)	86,954	5,243
ACI Worldwide*	200	9

Adviser Managed Trust / Annual Report / July 31, 2012	15

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2012

Description	Shares	Market Value ($ Thousands)

Actuate*	3,800	$25
Acxiom*	10,200	171
Adobe Systems*	6,600	204
Advanced Energy Industries*	2,300	28
Alliance Data Systems*	1,500	195
Altera	4,992	177
Amdocs	21,600	643
Amphenol, Cl A	67,285	3,962
Amtech Systems*	2,200	9
Ancestry.com*	1,300	44
ANSYS*	54,732	3,282
Apple	26,751	16,338
Applied Materials	57,300	624
ARM Holdings (United Kingdom)	119,601	1,034
Arris Group*	9,400	119
Arrow Electronics*	3,564	120
Aspen Technology*	3,500	82
Asustek Computer (Taiwan)	32,000	297
Autodesk*	7,425	252
Automatic Data Processing	5,500	311
Avnet*	10,200	321
Baidu ADR*	12,765	1,538
Benchmark Electronics*	1,400	22
Black Box	3,400	91
Blucora*	2,800	43
BMC Software*	7,200	285
Brightpoint*	4,400	40
Broadcom, Cl A	311	11
CA	16,500	397
CACI International, Cl A*	2,300	130
Calix*	8,700	40
Canon (Japan)	8,275	281
Check Point Software Technologies*	34,910	1,696
Chicony Electronics (Taiwan)	32,085	62
Cielo (Brazil)	40	1
Cisco Systems	379,803	6,058
Citrix Systems*	41,710	3,031
Cognizant Technology Solutions, Cl A*	61,102	3,469
CommVault Systems*	500	24
Compal Electronics (Taiwan)	107,000	101
Compuware*	26,245	242
Comtech Telecommunications	3,300	90
Convergys	7,800	115
CoreLogic*	4,909	113
CSG Systems International*	4,800	85
Daktronics	4,700	36
Daou Technology (South Korea)	17,000	170
Dell*	17,769	211
Demand Media*	3,900	43
Dice Holdings*	6,200	47
Digital River*	8,300	148

Description	Shares	Market Value ($ Thousands)

eBay*	9,665	$428
EMC*	113,546	2,976
Emulex*	21,800	141
EPIQ Systems	2,000	23
Equinix*	1,373	245
Euronet Worldwide*	900	16
F5 Networks*	6,300	588
FLIR Systems	15,970	327
FormFactor*	15,300	94
Gemalto (France)	9,647	740
Genpact*	135,948	2,368
Giant Interactive Group ADR	34,160	154
Glu Mobile*	5,900	28
Google, Cl A*	15,203	9,623
GT Advanced Technologies*	18,300	94
Harmonic*	16,900	72
Heartland Payment Systems	4,600	146
Hewlett-Packard	43,984	802
Hon Hai Precision Industry (Taiwan)	123,000	347
Imation*	4,700	26
Insight Enterprises*	12,200	205
Integrated Silicon Solution*	4,600	45
Intel	172,807	4,441
International Business Machines	19,900	3,900
Intuit	4,500	261
j2 Global	7,960	238
Juniper Networks*	9,119	160
Kemet*	14,500	70
KLA-Tencor	3,085	157
Lam Research*	4,198	144
Lenovo Group (Hong Kong)	302,000	209
Lexmark International, Cl A	10,920	191
LG Display (South Korea)	3,150	68
LG Display ADR	19,300	206
Limelight Networks*	28,500	79
Lite-On Technology (Taiwan)	190,000	239
Loral Space & Communications	1,100	79
LSI*	57,800	399
LTX-Credence*	10,400	61
Manhattan Associates*	2,200	103
Marvell Technology Group	28,000	315
Mastercard, Cl A	13,978	6,102
MAXIMUS	1,000	50
Mentor Graphics*	4,000	61
Microsemi*	10,600	205
Microsoft	45,629	1,345
Monotype Imaging Holdings	2,600	38
Motorola Solutions	15,019	726
Move*	8,000	74
MStar Semiconductor	50,000	319
National Instruments	108,096	2,793
NCR*	36,955	862
NetApp*	99,647	3,255

16	Adviser Managed Trust / Annual Report / July 31, 2012

Description	Shares	Market Value ($ Thousands)

Netscout Systems*	15,685	$366
NIC	7,200	97
NVIDIA*	11,659	158
Oclaro*	11,500	32
ON Semiconductor*	39,505	274
Oplink Communications*	3,000	40
Opnet Technologies	1,300	34
Oracle	140,826	4,253
Parametric Technology*	1,000	22
Pegatron (Taiwan)	199,000	261
Phison Electronics (Taiwan)	39,000	319
Photronics*	9,100	53
Plantronics	1,300	43
Plexus*	500	15
PMC-Sierra*	17,709	94
Polycom*	12,365	108
Progress Software*	900	17
QLogic*	8,800	102
QUALCOMM	109,559	6,539
Quantum*	4,300	6
Quest Software*	5,600	156
Radiant Opto-Electronics (Taiwan)	55,000	216
RealNetworks	4,800	37
Red Hat*	7,534	404
Riverbed Technology*	6,650	117
Rudolph Technologies*	1,100	11
Salesforce.com*	24,487	3,045
Samsung Electronics (South Korea)	3,359	3,889
SanDisk*	4,300	177
Sanmina-SCI*	11,600	99
SAP (Germany)	55,527	3,546
Sapient	1,500	15
SINA (China)*	5,100	232
Smith Micro Software*	26,900	47
Sohu.com*	9,000	315
Spansion, Cl A*	3,000	31
SS&C Technologies Holdings*	8,305	202
Standard Microsystems*	1,900	70
STEC*	5,900	48
STR Holdings*	11,700	39
Symantec*	60,867	959
Synaptics*	2,600	69
SYNNEX*	600	20
Taiwan Semiconductor Manufacturing (Taiwan)	165,000	446
TeleNav*	3,800	22
Tellabs	29,300	96
Tencent Holdings (Hong Kong)	39,983	1,195
Teradata*	2,600	176
Tessera Technologies	1,200	17
Texas Instruments	67,579	1,841
THQ*	5,760	30
Tokyo Electron (Japan)	21,400	1,007
Total System Services	20,300	480

Description	Shares	Market Value ($ Thousands)

Travelsky Technology, Cl H (Hong Kong)	74,000	$36
Travelzoo*	2,500	54
Unisys*	7,600	148
United Microelectronics (Taiwan)	332,000	140
United Online	32,200	137
Visa, Cl A	7,900	1,020
WebMD Health, Cl A*	2,800	41
Websense*	1,100	16
Western Digital*	4,753	189
Xilinx	7,505	243
Xyratex (United Kingdom)	5,900	70
Yageo (Taiwan)	115,000	31
Yahoo!*	53,796	852
Yandex, Cl A*	28,700	552

		134,164

Materials — 5.2%
A Schulman	7,900	173
Agrium (Canada)	8,200	779
Air Liquide (France)	27,701	3,104
AK Steel Holding	17,900	95
Akzo Nobel (Netherlands)	52,655	2,847
Allegheny Technologies	3,926	118
Aneka Tambang Persero (Indonesia)	507,000	69
Anglo American ADR	12,300	181
Anglo American Platinum (South Africa)	3,533	183
Ball	4,700	195
BASF (Germany)	6,021	441
BHP Billiton (Australia)	7,807	262
Boise	2,400	18
Braskem ADR	14,100	171
Buckeye Technologies	4,400	132
Carpenter Technology	3,485	167
Celanese, Cl A	3,606	138
Cemex ADR*	44,700	311
Century Aluminum*	14,100	86
CF Industries Holdings	3,762	736
Chemtura*	1,800	24
China BlueChemical (China)	114,000	75
China Zhongwang Holdings (Hong Kong)	103,600	38
Cytec Industries	3,555	219
Domtar	5,000	369
Dow Chemical	1,502	43
E.I. du Pont de Nemours	31,278	1,555
Eastman Chemical	12,300	643
Ecolab	4,100	268
Eregli Demir ve Celik Fabrikalari (Turkey)	81,305	90
Eurasian Natural Resources (United Kingdom)	99,600	613
Fibria Celulose ADR*	40,000	307
Formosa Chemicals & Fibre (Taiwan)	34,000	90
Freeport-McMoRan Copper & Gold	94,188	3,171
Georgia Gulf	4,000	131
Gerdau ADR	31,600	288

Adviser Managed Trust / Annual Report / July 31, 2012	17

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2012

Description	Shares	Market Value ($ Thousands)

Givaudan (China)	2,300	$2,241
Gold Fields (South Africa)	18,147	237
Grupo Mexico (Mexico)	71,500	201
Haynes International	700	34
Headwaters*	34,300	214
Horsehead Holding*	7,600	69
Industrias, Cl B (Mexico)*	10,100	51
Innospec*	600	19
KGHM Polska Miedz (Poland)	9,346	355
Koppers Holdings	600	20
Korea Zinc (South Korea)	993	337
Kraton Performance Polymers*	5,400	126
Linde (Germany)	15,037	2,242
LyondellBasell Industries, Cl A (Netherlands)	4,560	203
Materion	1,700	33
Minerals Technologies	500	32
MMC Norilsk Nickel ADR	7,591	117
Mondi (South Africa)	15,358	132
Monsanto	25,562	2,189
Mosaic	15,335	891
Myers Industries	2,800	46
Neenah Paper	2,300	62
Nickel Asia (Philippines)	33,100	22
Noranda Aluminum Holding	17,200	107
Nucor	4,692	184
Packaging Corp of America	25,500	785
PH Glatfelter	7,900	126
PolyOne	2,500	37
Potash Corp of Saskatchewan	46,200	2,040
PPG Industries	4,800	525
Praxair	2,910	302
Resolute Forest Products*	7,800	72
Rexam (United Kingdom)	220,419	1,501
Rio Tinto (United Kingdom)	24,780	1,144
Rock-Tenn, Cl A	6,643	387
Rockwood Holdings	4,540	201
Royal Gold	1,961	148
Schnitzer Steel Industries, Cl A	3,700	106
Schweitzer-Mauduit International	3,375	230
Sealed Air	7,313	118
Sensient Technologies	4,900	174
Severstal OAO GDR (United Kingdom)	9,611	108
Shin-Etsu Chemical (Japan)	20,100	1,024
Siam Cement (Thailand)	21,000	219
Silver Wheaton (Canada)	5,355	148
Smurfit Kappa Group (Ireland)	83,500	622
Syngenta (Switzerland)	3,778	1,292
Taekwang Industrial (South Korea)	23	16
Tahoe Resources (Canada)*	6,724	102
TPC Group*	4,700	181
Tredegar	2,900	43
US Silica Holdings*	20,300	210
Vale (Brazil)	38,100	681

Description	Shares	Market Value ($ Thousands)

Vale ADR, Cl B	26,200	$473
Valspar	3,700	186
Walter Energy	3,000	103
Wausau Paper	7,400	63

		41,661

Telecommunication Services — 2.8%
America Movil (Mexico)	325,800	436
America Movil ADR, Ser L	12,600	336
AT&T	134,300	5,093
CenturyLink	6,106	254
China Mobile (Hong Kong)	65,500	768
China Mobile ADR	9,700	564
China Telecom, Cl H (China)	566,000	295
China Unicom ADR	31,300	457
Chunghwa Telecom (Taiwan)	96,000	288
Consolidated Communications Holdings	3,100	49
Crown Castle International*	4,700	291
DiGi.Com (Malaysia)	115,300	164
IDT, Cl B	8,900	90
KDDI (Japan)	584	4,045
KT ADR	34,600	493
LG Uplus (South Korea)	950	5
Mobile Telesystems ADR	12,500	237
MTN Group (South Africa)	11,874	215
Oi ADR	845	5
Premiere Global Services*	5,100	47
SK Telecom ADR	53,651	744
Sprint Nextel*	47,134	206
Telefonica Brasil ADR	10,500	245
Telekom (Malaysia)	56,500	102
Telekomunikasi Indonesia Persero (Indonesia)	111,000	107
Telephone & Data Systems	21,600	523
Turkcell Iletisim Hizmetleri ADR*	19,000	262
tw telecom inc, Cl A*	7,600	191
USA Mobility	5,600	62
Verizon Communications	34,200	1,544
Vodacom Group (South Africa)	22,032	258
Vodafone Group (United Kingdom)	1,422,921	4,071

		22,447

Utilities — 2.3%
AES*	38,600	465
AGL Resources	3,047	123
Ameren	12,300	421
American Electric Power	23,000	972
American States Water	5,900	240
American Water Works	14,100	511
Aqua America	7,400	190
Avista	800	22
California Water Service Group	11,830	218
Centrais Eletricas Brasileiras ADR, Cl B	4,355	42
CEZ (Czech Republic)	3,470	117

18	Adviser Managed Trust / Annual Report / July 31, 2012

Description	Shares	Market Value ($ Thousands)

CH Energy Group	900	$59
CMS Energy	8,400	207
Dominion Resources	5,200	282
DTE Energy	24,200	1,485
Duke Energy	5,784	392
Dynegy, Cl A*	42,800	18
Edison International	19,000	877
El Paso Electric	3,400	115
Electricity Generating (Thailand)	8,300	29
Enagas (Spain)	93,000	1,615
Enersis ADR	8,392	139
Entergy	15,700	1,141
Exelon	8,279	324
Great Plains Energy	7,700	171
Hawaiian Electric Industries	20,300	578
Integrys Energy Group	3,100	188
ITC Holdings	2,200	163
Laclede Group	2,900	121
Manila Electric (Philippines)	5,220	33
MDU Resources Group	7,900	177
MGE Energy	800	38
New Jersey Resources	8,020	368
NextEra Energy	13,900	986
Northwest Natural Gas	6,600	321
NorthWestern	2,200	81
NV Energy	10,400	190
Otter Tail	7,800	183
PGE (Poland)	38,938	217
PNM Resources	4,800	100
Portland General Electric	10,800	294
Public Service Enterprise Group	36,000	1,196
Ratchaburi Electricity Generating Holding (Thailand)	38,800	59
Red Electrica (Spain)	11,824	469
Sempra Energy	9,900	697
Snam (Italy)	248,200	1,000
Southern	7,943	383
TECO Energy	9,300	169
UNS Energy	800	33
Vectren	5,300	158
Westar Energy	5,900	180

		18,557

Total Common Stock (Cost $765,760) ($ Thousands)		765,757

EXCHANGE TRADED FUNDS — 0.9%
iShares MSCI Emerging Markets Index Fund	119,310	4,667
SPDR S&P 500 Trust	752	103
Vanguard MSCI Emerging Markets Fund	6,311	253

Description		Shares/Face Amount ($ Thousands)(1)	Market Value ($ Thousands)

Wisdom Tree India Earnings Fund		101,600	$1,690

Total Exchange Traded Funds (Cost $7,563) ($ Thousands)			6,713

PREFERRED STOCK — 0.4%

Consumer Discretionary — 0.2%
Volkswagen (Germany)		11,334	1,940

Energy — 0.1%
Petroleo Brasileiro (Brazil)		43,200	411

Financials — 0.0%
Banco do Estado do Rio Grande do Sul (Brazil)		16,600	132
Itau Unibanco Holding (Brazil)		10,600	167

			299

Materials — 0.1%
Bradespar (Brazil)		7,700	113
Klabin (Brazil)		33,600	148
Metalurgica Gerdau, Cl A (Brazil)		14,000	159

			420

Telecommunication Services — 0.0%
Oi (Brazil)		16	—

Utilities — 0.0%
Eletropaulo Metropolitana Eletricidade de Sao Paulo, Cl B (Brazil)		9,600	91

Total Preferred Stock (Cost $3,669) ($ Thousands)			3,161

		Number of Warrants

WARRANTS — 0.0%
Kinder Morgan, Expires 2017*		5,425	16

Total Warrants (Cost $10) ($ Thousands)			16

TIME DEPOSITS (D) — 2.0%
Brown Brothers Harriman
4.200%	ZAR	33	4
2.703%	AUD	2	3
0.050%	GBP	15	23
0.030%		15,451	15,451
0.020%	EUR	13	16
0.010%	SGD	11	9

Adviser Managed Trust / Annual Report / July 31, 2012	19

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2012

Description		Face Amount ($ Thousands)(1)/Shares	Market Value ($ Thousands)
0.005%	CHF	88	$90

Total Time Deposits (Cost $15,596) ($ Thousands)			15,596

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust Prime Obligation Fund, Cl A 0.060%†**		4,210,613	4,211

Total Cash Equivalent (Cost $4,211) ($ Thousands)			4,211

U.S. TREASURY OBLIGATIONS (B) (C) — 0.2%
U.S. Treasury Bills
0.070%, 09/06/12		$ 408	408
0.070%, 09/20/12		1,238	1,238

Total U.S. Treasury Obligations (Cost $1,646) ($ Thousands)			1,646

Total Investments — 100.1% (Cost $798,455) ($ Thousands)			$797,100

The following is a list of the Fund’s investments held by country of risk as of July 31, 2012:

Country of Risk	Percentage of Total Investments	Country of Risk	Percentage of Total Investments

Australia	0.04%	Mexico	0.43%
Brazil	0.71%	Netherlands	1.32%
Canada	0.91%	Panama	0.02%
China	1.01%	Peru	0.01%
Czech Republic	0.02%	Philippines	0.05%
Denmark	0.42%	Poland	0.09%
European Currency Union	0.00%	Russia	0.11%
France	2.62%	Singapore	0.44%
Germany	3.11%	South Africa	0.48%
Hong Kong	2.65%	South Korea	2.00%
Hungary	0.01%	Spain	0.53%
India	0.12%	Sweden	0.60%
Indonesia	0.12%	Switzerland	1.39%
Ireland	0.76%	Taiwan	0.48%
Israel	0.00%	Thailand	0.31%
Italy	0.13%	Turkey	0.11%
Japan	3.10%	United Kingdom	5.52%
Malaysia	0.24%	United States	70.14%

A list of the open futures contracts held by the Fund at July 31, 2012, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	84	Sep-2012	$261

			$261

For the year ended July 31, 2012, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A list of the outstanding forward foreign currency contracts held by the Fund at July 31, 2012, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation ($ Thousands)
11/2/12-11/8/12	EUR	6,422	USD	8,336	$417

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at July 31, 2012, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
State Street	$7,918	$8,336	$417

For the year ended July 31, 2012, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $796,618 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of July 31, 2012.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(B)	All or a portion of this security has been pledged as collateral for open futures contracts.

(C)	The rate reported is the effective yield at time of purchase.

(D)	The rate reported is the 7-day effective yield as of July 31, 2012.

ADR — American Depositary Receipt

AUD — Australian Dollar

Cl — Class

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

NY — New York

S&P — Standard & Poor’s

Ser — Series

SGD — Singapore Dollar

SPDR — Standard & Poor’s Depository Receipt

USD — United States Dollar

ZAR — South African Rand

20	Adviser Managed Trust / Annual Report / July 31, 2012

The following is a list of the inputs used as of July 31, 2012, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$765,757	$—	$—	$765,757
Exchange Traded Funds	6,713	—	—	6,713
Preferred Stock	3,161	—	—	3,161
Warrants	16	—	—	16
Time Deposits	—	15,596	—	15,596
Cash Equivalent	4,211	—	—	4,211
U.S. Treasury Obligations	—	1,646	—	1,646

Total Investments in Securities	$779,858	$17,242	$—	$797,100

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$261	$—	$—	$261
Forward Foreign Currency Contracts*	—	417	—	417

Total Other Financial Instruments	$261	$417	$—	$678

*	Futures and forward currency contracts are valued at the unrealized appreciation on the instrument.

For the year ended July 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended July 31, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2012	21

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund

July 31, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 34.3%

Agency Mortgage-Backed Obligations — 31.2%
FHLB
0.600%, 08/06/15	$1,390	$1,388
0.500%, 07/17/14	2,725	2,725
FHLMC
4.500%, 02/01/41 to 07/01/41	12,941	14,521
4.000%, 12/01/40 to 10/01/41	20,827	22,937
3.500%, 11/01/25 to 02/01/26	6,688	7,218
FHLMC TBA
4.000%, 08/15/41	10,000	10,692
2.500%, 08/15/27	2,635	2,738
FNMA
6.000%, 09/01/24 to 09/01/40	11,830	13,088
4.500%, 12/01/40 to 09/01/41	4,205	4,690
3.000%, 03/01/27 to 05/01/27	6,571	7,000
2.630%, 09/01/17	5,513	5,847
FNMA TBA
6.500%, 08/15/37	6,000	6,763
5.500%, 08/01/37	11,500	12,616
4.500%, 09/01/33	17,000	18,384
4.000%, 08/13/39	12,700	13,611
3.500%, 08/01/40	8,300	8,806
2.500%, 08/25/27	680	707
GNMA
6.500%, 09/15/13 to 02/15/39	1,240	1,433
6.000%, 08/15/24 to 05/20/38	458	505
5.500%, 01/15/33 to 05/15/38	1,016	1,141
5.000%, 08/15/33 to 09/15/39	5,661	6,310
4.500%, 01/15/39 to 07/15/41	6,445	7,111
4.000%, 10/15/41 to 01/15/42	3,682	4,052
GNMA TBA
3.500%, 08/15/42 to 08/15/42	8,115	8,806

		183,089

Non-Agency Mortgage-Backed Obligations — 3.1%
Bear Stearns Commercial Mortgage Securities, Ser 2005- T20, Cl A4A 5.144%, 10/12/42 (A)	1,495	1,666

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns Commercial Mortgage Securities, Ser 2006- PW13, Cl A4 5.540%, 09/11/41	$450	$516
Bear Stearns Commercial Mortgage Securities, Ser 2006- PW14, Cl A4 5.201%, 12/11/38	585	668
Bear Stearns Commercial Mortgage Securities, Ser 2007- PW16, Cl A4 5.715%, 06/11/40 (A)	398	464
Commercial Mortgage Pass- Through Certificates, Ser 2006-C7, Cl A4 5.749%, 06/10/46 (A)	460	521
Credit Suisse Mortgage Capital Certificates, Ser 2006-C5, Cl A3 5.311%, 12/15/39	1,495	1,677
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A3 5.002%, 11/10/46 (B)	710	829
Greenwich Capital Commercial Funding, Ser 2004-GG1, Cl A7 5.317%, 06/10/36 (A)	1,325	1,402
Greenwich Capital Commercial Funding, Ser 2007-GG9, Cl A4 5.444%, 03/10/39	1,485	1,679
GS Mortgage Securities II, Ser 2006-GG6, Cl A4 5.553%, 04/10/38 (A)	500	561
Morgan Stanley Capital I, Ser 2005-HQ6, Cl A4A 4.989%, 08/13/42	950	1,045
Morgan Stanley Capital I, Ser 2005-T17, Cl A5 4.780%, 12/13/41	766	826
Morgan Stanley Capital I, Ser 2007-IQ16, Cl A4 5.809%, 12/12/49	1,455	1,700
Morgan Stanley Capital I, Ser 2007-T25 5.514%, 11/12/49 (A)	1,465	1,686
Morgan Stanley Capital I, Ser 2011-C1, Cl A4 5.033%, 09/15/47 (A) (B)	225	263
Morgan Stanley Capital I, Ser 2011-C3, Cl A2 3.224%, 07/15/49	265	285
Morgan Stanley Capital I, Ser 2011-C3, Cl A4
4.118%, 07/15/49	155	173

22	Adviser Managed Trust / Annual Report / July 31, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

OBP Depositor Trust, Ser 2010- OBP, Cl A
4.646%, 07/15/45 (B)	$605	$708
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20
5.118%, 07/15/42 (A)	1,010	1,117
WF-RBS Commercial Mortgage Trust
4.869%, 02/15/44 (A)	240	276

		18,062

Total Mortgage-Backed Securities (Cost $194,220) ($ Thousands)		201,151

CORPORATE OBLIGATIONS — 25.3%

Consumer Discretionary — 3.1%
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19	300	403
6.875%, 11/15/19	875	1,144
5.000%, 04/15/20	1,000	1,210
2.500%, 07/15/22	1,675	1,708
1.375%, 07/15/17	250	252
Automotores Gildemeister
8.250%, 05/24/21 (B)	1,500	1,575
AutoZone
3.700%, 04/15/22	1,026	1,078
CBS
5.500%, 05/15/33	350	387
4.300%, 02/15/21	425	471
3.375%, 03/01/22	120	125
Comcast
6.450%, 03/15/37	650	847
3.125%, 07/15/22	430	450
Continental Airlines Pass- Through Trust, Cl A
6.545%, 02/02/19	642	694
COX Communications
6.950%, 06/01/38(B)	250	318
Delta Air Lines 2002-1 Pass-
Through Trust, Cl G-1
6.718%, 01/02/23	931	1,005
DIRECTV Holdings
3.800%, 03/15/22	800	846
McDonald's MTN
2.625%, 01/15/22	400	420
News America
6.150%, 02/15/41	500	638
Sears Holdings
6.625%, 10/15/18	1,115	999
Time Warner
6.200%, 03/15/40	250	309
5.875%, 11/15/16	750	887
3.400%, 06/15/22	55	58

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Time Warner Cable
5.850%, 05/01/17	$430	$510
4.000%, 09/01/21	725	798
US Airways Pass-Through Trust, Cl A
5.900%, 10/01/24	1,000	1,040

		18,172

Consumer Staples — 1.6%
Altria Group
9.700%, 11/10/18	$920	$1,314
CVS Caremark
5.750%, 05/15/41	1,000	1,281
General Mills
3.150%, 12/15/21	800	836
Kraft Foods
6.500%, 02/09/40	2,000	2,751
4.125%, 02/09/16	1,375	1,511
Kraft Foods Group
3.500%, 06/06/22 (B)	425	450
Molson Coors Brewing
3.500%, 05/01/22	45	48
2.000%, 05/01/17	61	63
Pernod-Ricard
4.450%, 01/15/22 (B)	925	1,004
Wal-Mart Stores
5.625%, 04/15/41	200	280

		9,538

Energy — 1.6%
Anadarko Petroleum
6.375%, 09/15/17	800	960
Arch Coal
7.000%, 06/15/19	480	419
BG Energy Capital
4.000%, 10/15/21 (B)	500	551
BP Capital Markets
2.248%, 11/01/16	500	521
1.846%, 05/05/17	675	693
1.700%, 12/05/14	600	612
Encana
6.500%, 08/15/34	425	496
MIE Holdings
9.750%, 05/12/16 (B)	1,500	1,489
Newfield Exploration
5.625%, 07/01/24	545	581
Pemex Project Funding Master Trust
5.750%, 03/01/18	200	233
Petrobras International Finance - Pifco
6.750%, 01/27/41	105	132
Petroleos Mexicanos
6.500%, 06/02/41 (B)	110	139
Phillips 66
2.950%, 05/01/17 (B)	800	839
Schlumberger Norge
1.250%, 08/01/17 (B)	450	450

Adviser Managed Trust / Annual Report / July 31, 2012	23

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Southern Union
3.462%, 11/01/66(A)	$500	$407
Statoil
1.800%, 11/23/16	475	490
Valero Energy
6.625%, 06/15/37	500	605

		9,617

Financials — 11.1%
ABN Amro Bank
4.250%, 02/02/17(B)	210	222
American Express Credit MTN
2.800%, 09/19/16	525	562
1.750%, 06/12/15	700	717
American International Group
6.400%, 12/15/20	235	275
4.875%, 06/01/22	375	399
Banco Bradesco
5.750%, 03/01/22(B)	2,000	2,090
Bank of America
7.625%, 06/01/19	1,200	1,460
5.875%, 01/05/21	3,550	4,025
5.700%, 01/24/22	140	160
5.650%, 05/01/18	260	287
3.875%, 03/22/17	525	548
Boeing Capital
2.900%, 08/15/18	125	137
CIT Group
5.250%, 04/01/14(B)	50	52
Citigroup
8.500%, 05/22/19	905	1,149
6.125%, 11/21/17	100	114
6.125%, 08/25/36	400	412
5.375%, 08/09/20	800	882
4.500%, 01/14/22	2,200	2,314
2.250%, 08/07/15	700	698
Daimler Finance North America
1.875%, 09/15/14(B)	200	203
Ford Motor Credit
4.207%, 04/15/16(B)	1,375	1,424
Franshion Development
6.750%, 04/15/21(B)	2,000	1,917
Gazprom OAO Via Gaz Capital
4.950%, 07/19/22(B)	2,000	2,078
General Electric Capital
6.250%, 12/15/49(A)	100	102
5.300%, 02/11/21	2,025	2,321
4.625%, 01/07/21	2,800	3,166
Goldman Sachs Group
7.500%, 02/15/19	450	530
6.000%, 06/15/20	2,500	2,762
5.750%, 01/24/22	600	655
5.625%, 01/15/17	675	716

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

HCP MTN ‡
6.700%, 01/30/18	$1,000	$1,186
Health Care ‡
6.500%, 03/15/41	450	528
4.700%, 09/15/17	1,000	1,078
Healthcare Realty Trust ‡
5.750%, 01/15/21	1,000	1,084
HSBC Bank
3.100%, 05/24/16(B)	270	282
HSBC USA
2.375%, 02/13/15	905	925
Hutchison Whampoa International
3.500%, 01/13/17(B)	621	655
IPIC GMTN MTN
6.875%, 11/01/41(B)	2,000	2,610
John Deere Capital MTN
1.400%, 03/15/17	300	304
JPMorgan Chase
6.300%, 04/23/19	500	602
5.125%, 09/15/14	1,000	1,074
4.625%, 05/10/21	300	334
4.250%, 10/15/20	3,000	3,250
Kimco Realty ‡
6.000%, 11/30/12	1,000	1,013
Liberty Property ‡
6.375%, 08/15/12	1,100	1,102
Marsh & McLennan
2.300%, 04/01/17	185	187
Merrill Lynch
7.750%, 05/14/38	1,000	1,225
Metropolitan Life Global Funding I
1.700%, 06/29/15(B)	1,500	1,511
Morgan Stanley
6.375%, 07/24/42	415	417
5.750%, 01/25/21	2,950	3,001
5.625%, 09/23/19	100	101
4.750%, 03/22/17	400	406
National City
6.875%, 05/15/19	281	343
NCUA Guaranteed Notes
0.269%, 06/12/13(A)	2,400	2,400
Petrobras International Finance
6.875%, 01/20/40	825	1,044
SABMiller Holdings
3.750%, 01/15/22(B)	525	576
US Bancorp MTN
2.950%, 07/15/22	460	465
VTB Capital
6.551%, 10/13/20(B)	2,000	2,075
Wachovia Bank MTN
6.600%, 01/15/38	250	341
WEA Finance
7.125%, 04/15/18(B)	1,000	1,192

24	Adviser Managed Trust / Annual Report / July 31, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo MTN
2.625%, 12/15/16	$525	$552
1.250%, 02/13/15	1,035	1,039

		65,279

Health Care — 1.0%
Boston Scientific
6.000%, 01/15/20	400	482
CHS
8.000%, 11/15/19	265	287
7.125%, 07/15/20	275	288
Cigna
4.000%, 02/15/22	465	501
Express Scripts Holding
2.100%, 02/12/15(B)	1,125	1,141
HCA
7.875%, 02/15/20	1,050	1,181
7.250%, 09/15/20	1,280	1,430
UnitedHealth Group
2.875%, 03/15/22	440	457

		5,767

Industrials — 1.2%
Empresas ICA
8.900%, 02/04/21(B)	1,400	1,393
International Lease Finance
7.125%, 09/01/18 (B)	1,000	1,131
5.875%, 04/01/19	1,015	1,055
Lockheed Martin
2.125%, 09/15/16	40	41
Pertamina Persero
6.000%, 05/03/42 (B)	1,500	1,611
Republic Services
3.550%, 06/01/22	650	684
United Technologies
3.100%, 06/01/22	275	296
Vale Overseas
6.875%, 11/21/36	600	721

		6,932

Information Technology — 0.2%
Hewlett-Packard
4.650%, 12/09/21	100	105
3.000%, 09/15/16	695	715

		820

Materials — 1.5%
ArcelorMittal
7.000%, 03/01/41	1,000	932
Consolidated Minerals
8.875%, 05/01/16 (B)	1,500	1,163
Dow Chemical
4.250%, 11/15/20	250	279
FMG Resources
7.000%, 11/01/15 (B)	2,000	2,050

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Teck Resources
5.200%, 03/01/42	$200	$194
3.000%, 03/01/19	155	156
Vedanta Resources
6.750%, 06/07/16 (B)	2,200	2,090
Volcan Cia Minera SAA
5.375%, 02/02/22 (B)	1,950	2,101

		8,965

Telecommunication Services — 1.9%
America Movil
3.125%, 07/16/22	451	464
AT&T
6.500%, 09/01/37	1,000	1,356
6.300%, 01/15/38	600	797
CenturyLink
5.800%, 03/15/22	825	876
CSC Holdings
8.500%, 04/15/14	1,080	1,191
Intelsat Jackson Holdings
8.500%, 11/01/19	1,900	2,114
Nextel Communications
5.950%, 03/15/14	1,190	1,193
Verizon Communications
6.900%, 04/15/38	50	73
6.400%, 02/15/38	250	346
Vivendi
2.400%, 04/10/15 (B)	590	590
Windstream
7.875%, 11/01/17	1,925	2,115

		11,115

Utilities — 2.1%
Abu Dhabi National Energy MTN
5.875%, 12/13/21 (B)	2,500	2,909
Calpine Construction Finance
8.000%, 06/01/16 (B)	2,500	2,709
Centrais Eletricas Brasileiras
5.750%, 10/27/21 (B)	470	528
Edison International
3.750%, 09/15/17	695	740
GenOn REMA
9.681%, 07/02/26	425	446
Mirant Mid Atlantic Pass- Through Trust B
9.125%, 06/30/17	84	89
Mirant Mid Atlantic Pass- Through Trust C
10.060%, 12/30/28	273	296
NRG Energy
7.625%, 01/15/18	2,865	3,051
Sabine Pass LNG
7.500%, 11/30/16	1,450	1,528
7.500%, 11/30/16 (B)	145	147

		12,443

Total Corporate Obligations (Cost $140,974) ($ Thousands)		148,648

Adviser Managed Trust / Annual Report / July 31, 2012	25

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2012

Description	Face Amount ($ Thousands) (1)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.6%
FFCB
0.430%, 08/22/13	$2,700	$2,700
0.280%, 10/15/13 (A)	2,355	2,357
FHLB
2.750%, 03/13/15	5,000	5,305
0.380%, 09/16/13 (A)	1,695	1,698
0.220%, 11/15/13 (A)	2,720	2,720
0.110%, 08/10/12 (C)	6,905	6,905
0.100%, 08/14/12 (C)	1,595	1,595
FHLMC
2.500%, 04/23/14	5,000	5,193
1.100%, 08/08/14	2,485	2,485
0.440%, 11/18/13 (A)	2,490	2,497
0.375%, 04/28/14	2,660	2,663
0.120%, 08/13/12 (C)	15,000	15,000
FNMA
3.000%, 09/16/14	1,430	1,513
1.000%, 11/07/14	2,485	2,489
0.750%, 02/26/13	4,420	4,433
0.360%, 06/23/14 (A)	2,390	2,392

Total U.S. Government Agency Obligations (Cost $61,546) ($ Thousands)		61,945

FOREIGN SOVEREIGN BONDS — 5.1%
Brazilian Government International Bond
8.250%, 01/20/34	150	252
Bundesobligation EUR
1.750%, 10/09/15	1,060	1,377
1.250%, 10/14/16	435	559
0.500%, 04/07/17	745	925
Bundesrepublik Deutschland EUR
4.250%, 07/04/18	1,520	2,277
3.750%, 01/04/17	1,010	1,436
3.750%, 01/04/19	255	375
3.500%, 07/04/19	1,500	2,191
3.250%, 07/04/21	820	1,194
2.500%, 01/04/21	1,730	2,385
2.250%, 09/04/21	425	573
2.000%, 01/04/22	720	950
1.750%, 07/04/22	225	289
Japan Government Five Year Bond JPY
0.600%, 09/20/14	41,100	532
0.300%, 09/20/16	56,900	733
Japan Government Ten Year Bond JPY
1.900%, 06/20/16	10,000	137
1.800%, 06/20/18	62,000	863
1.700%, 09/20/17	71,500	985
1.400%, 06/20/19	90,000	1,230
1.300%, 03/20/21	72,000	973

Description	Face Amount ($ Thousands) (1)	Market Value ($ Thousands)

1.200%, 12/20/20	$90,000	$1,208
1.100%, 03/20/21	39,000	519
1.000%, 09/20/21	61,500	808
1.000%, 03/20/22	47,600	623
0.800%, 06/20/22	28,700	368
0.600%, 03/20/13	74,200	953
Mexico Government International Bond MTN
5.625%, 01/15/17	250	293
5.125%, 01/15/20	100	120
Russian Foreign Bond - Eurobond
3.250%, 04/04/17(B)	600	621
United Kingdom Gilt GBP
5.000%, 03/07/18	590	1,145
3.750%, 09/07/20	690	1,293
3.750%, 09/07/21	685	1,289
2.750%, 01/22/15	255	425

Total Foreign Sovereign Bonds (Cost $28,877) ($ Thousands)		29,901

ASSET-BACKED SECURITIES — 3.6%
Access Group, Ser 2006-1, Cl A2
0.577%, 08/25/23(A)	704	692
Ally Master Owner Trust, Ser 2011-4, Cl A2
1.540%, 09/15/16	1,000	1,012
Ameriquest Mortgage Securities, Ser 2005-R11, Cl A2C
0.476%, 01/25/36(A)	256	255
Arizona Educational Loan Marketing, Ser 2004-A, Cl A2
0.687%, 12/01/23 (A)	838	816
Avis Budget Rental Car Funding, Ser 2009-1A, Cl A
9.310%, 10/20/13 (B)	420	425
Banc of America Merrill Lynch Commercial Mortgage, Ser 2006-6, Cl A4
5.356%, 10/10/45	735	825
Bayview Commercial Asset Trust, Ser 2005-4A, Cl A1
0.546%, 01/25/36 (A) (B)	647	444
Bear Stearns Commercial Mortgage Securities, Ser 2007-T26, Cl A4
5.471%, 01/12/45 (A)	231	267
Brazos Higher Education Authority, Ser 2004-I, Cl A2
0.628%, 06/27/22 (A)	742	739
0.578%, 09/26/22 (A)	700	687
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A1
1.146%, 10/25/47 (A)	1,601	1,161

26	Adviser Managed Trust / Annual Report / July 31, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Cronos Containers Program, Ser 2012-1A, Cl A 4.210%, 05/18/27 (B)	$393	$396
EFS Volunteer No. 2, Ser 2012-1, Cl A2 1.590%, 03/25/36 (A) (B)	700	700
First NLC Trust, Ser 2005-3, Cl AV4 0.946%, 12/25/35 (A)	959	955
Ford Credit Auto Lease Trust, Ser 2012-A, Cl B 1.610%, 10/15/16 (B)	615	619
GE Seaco Finance, Ser 2005- 1A, Cl A 0.498%, 11/17/20 (A) (B)	667	646
Genesis Funding, Ser 2006- 1A, Cl G1 0.487%, 12/19/32 (A) (B)	792	690
GS Mortgage Securities II, Ser 2005-ROCK, Cl A	155	188
5.366%, 05/03/32 (B)
4.753%, 03/10/44 (B)	725	827
Huntington Auto Trust, Ser 2012-1, Cl B 1.710%, 08/15/17	200	203
IXIS Real Estate Capital Trust, Ser 2005-HE3, Cl M1 0.966%, 12/25/35 (A)	1,136	1,131
JP Morgan Trust, Ser 2007- C2, Cl A3 5.430%, 02/15/40	855	966
Morgan Stanley Capital I, Ser 2007-T27, Cl A4
5.657%, 06/11/42 (A)	82	96
4.661%, 06/15/44 (B)	410	468
Scholar Funding Trust, Ser 2011-A
1.347%, 10/28/43 (A) (B)	967	947
SLM Student Loan Trust, Ser 2005-9, Cl A4
0.551%, 01/25/23 (A)	283	283
0.531%, 04/25/23 (A)	672	670
Small Business Administration, Ser 2011- 10A, Cl 1
4.084%, 03/10/21	628	661
TAL Advantage, Ser 2006-1A
3.860%, 05/20/27 (B)	664	671
0.437%, 04/20/21 (A) (B)	394	380
Triton Container Finance, Ser 2012-1A, Cl A
4.210%, 05/14/27 (B)	541	553
U-Haul S Fleet, Ser 2007- BT1, Cl BT
5.559%, 02/25/20 (B)	618	635
Wells Fargo Home Equity Trust, Ser 2004-2, Cl AI6
5.000%, 10/25/34 (A)	1,200	1,212

Total Asset-Backed Securities (Cost $21,069) ($ Thousands)		21,220

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 1.9%
Brazos, Higher Education Authority, RB
0.548%, 12/26/18 (A)	$521	$520
California State, GO
Callable 10/01/21 @ 100
6.509%, 04/01/39	275	300
California State, GO
7.600%, 11/01/40	775	1,048
7.550%, 04/01/39	175	234
7.300%, 10/01/39	1,500	1,932
Illinois State, GO
5.665%, 03/01/18	100	112
5.100%, 06/01/33	2,000	1,927
Los Angeles, Department of Water & Power, RB
5.716%, 07/01/39	1,000	1,305
New Jersey State, Turnpike Authority, RB
7.414%, 01/01/40	1,000	1,509
New York City, Municipal Water Finance Authority, RB
5.882%, 06/15/44	1,000	1,400
South Carolina State, Student Loan Revenue, RB
0.567%, 12/03/18 (A)	931	924

Total Municipal Bonds (Cost $9,251) ($ Thousands)		11,211

COMMERCIAL PAPER — 0.8%
Lloyds Bank PLC
0.431%, 10/11/12 (C)	2,030	2,029
RBS Holdings
0.370%, 09/17/12 (C)	2,640	2,639

Total Commercial Paper (Cost $4,667) ($ Thousands)		4,668

CERTIFICATE OF DEPOSIT - YANKEE — 0.4%
Abbey National Treasury Services
1.751%, 04/25/13 (A)	2,300	2,266

Total Certificate of Deposit - Yankee (Cost $2,300) ($ Thousands)		2,266

TIME DEPOSIT (E) — 19.2%
Brown Brothers Harriman
0.030%	112,696	112,696

Total Time Deposit (Cost $112,696) ($ Thousands)		112,696

U.S. TREASURY OBLIGATIONS — 13.5%
U.S. Treasury Bonds
5.375%, 02/15/31	1,300	1,933
4.750%, 02/15/41	2,160	3,154

Adviser Managed Trust / Annual Report / July 31, 2012	27

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Continued)

July 31, 2012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.375%, 05/15/40	$1,075	$1,482
4.375%, 05/15/41	494	682
4.250%, 05/15/39	1,700	2,294
3.875%, 08/15/40 (D)	2,000	2,549
3.125%, 11/15/41	2,750	3,066
3.125%, 02/15/42	400	446
U.S. Treasury Inflation Protected Security
0.625%, 04/15/13	12,612	12,675
U.S. Treasury Notes
2.000%, 02/15/22	1,475	1,548
1.875%, 09/30/17	975	1,036
1.750%, 05/15/22	1,950	1,996
1.250%, 02/15/14	13,275	13,485
0.875%, 01/31/17	9,175	9,315
0.750%, 06/30/17	9,200	9,271
0.625%, 02/28/13	8,525	8,548
0.250%, 02/15/15	5,625	5,625

Total U.S. Treasury Obligations (Cost $75,330) ($ Thousands)		79,105

Total Investments — 114.7% (Cost $650,930)($ Thousands)		$672,811

A list of the open futures contracts held by the Fund at July 31, 2012, are as follows:
Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Schatz	(52)	Sep-2012	$(11)
U.S. 10-Year Treasury Note	(3)	Sep-2012	1
U.S. 2-Year Treasury Note	34	Sep-2012	11
U.S. 5-Year Treasury Note	254	Sep-2012	232
U.S. Long Treasury Bond	55	Sep-2012	165
U.S. Ultra Long Treasury Bond	15	Sep-2012	93

			$491

For the year ended July 31, 2012, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

A list of the outstanding forward foreign currency contracts held by the Fund at July 31, 2012, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
8/30/12	EUR	12,157	USD	14,956	$(20)
8/30/12	GBP	2,863	USD	4,494	9
8/30/12	JPY	805,906	USD	10,301	(24)
8/30/12	USD	304	EUR	247	—
8/30/12	USD	83	GBP	53	—
8/30/12	USD	54	JPY	4,214	—

					$(35)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at July 31, 2012, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized (Depreciation) ($ Thousands)
Brown Brothers Harriman	$30,227	$30,192	$(35)

For the year ended July 31, 2012, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

28	Adviser Managed Trust / Annual Report / July 31, 2012

A list of outstanding swap agreements held by the Fund at July 31, 2012, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($Thousands)
Goldman Sachs	ARCELOMITTAL	SELL	1.00	09/20/17	$(200)	$4
Goldman Sachs	CDX.EM.14-V1 Index	SELL	5.00	12/20/15	(10,800)	(284)
Goldman Sachs	CDX.EM.15-V1 Index	SELL	5.00	06/20/16	(4,800)	(110)
Goldman Sachs	CDX.EM.15-V1 Index	SELL	5.00	12/20/15	(24,768)	(416)
Goldman Sachs	CDX.EM.16-V1 Index	SELL	5.00	12/20/16	(8,165)	232
Goldman Sachs	CDX.NA.HY.17-V3 Index	SELL	5.00	12/20/16	(3,370)	141
Goldman Sachs	CDX.NA.HY.18 Index	SELL	5.00	06/20/17	(149)	3
Goldman Sachs	CDX.NA.HY.18 Index	SELL	5.00	06/20/17	(4,257)	(13)
Goldman Sachs	CDX.NA.HY.18 Index	SELL	5.00	06/20/17	(5,618)	117
Goldman Sachs	CDX.NA.HY.18 Index	BUY	5.00	06/20/17	4,287	(191)
Goldman Sachs	CDX.NA.IG.18 Index	SELL	1.00	06/20/17	(3,155)	23
Goldman Sachs	CDX.NA.IG.18 Index	SELL	1.00	06/20/17	(5,025)	25
Goldman Sachs	HEWLETT-PACKARD CO	SELL	1.00	09/20/17	(355)	1
Goldman Sachs	IRELAND	SELL	1.00	09/20/12	(1,175)	(58)
Goldman Sachs	KINGDOM OF SPAIN	SELL	1.00	09/20/17	(510)	(3)
Goldman Sachs	KINGDOM OF SPAIN	SELL	1.00	09/20/17	(325)	(4)
Goldman Sachs	REPUBLIC OF ITALY	SELL	1.00	09/20/17	(825)	(8)

						$(541)

Percentages are based on a Net Assets of $586,652 ($ Thousands).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2011. The date reported on the Schedule of Investments is the next reset date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(C)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(D)	All or a portion of this security has been pledged as collateral for open futures contracts.

(E)	The rate reported is the 7-day effective yield as of July 31, 2012.

‡	Real Estate Investment Trust.

Cl — Class

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound

GNMA — Government National Mortgage Association

GO — General Obligation

JPY — Japanese Yen

MTN — Medium Term Note

NCUA — National Credit Union Administration

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

TBA — To Be Announced

USD — United States Dollar

Adviser Managed Trust / Annual Report / July 31, 2012	29

SCHEDULE OF INVESTMENTS

Tactical Offensive Fixed Income Fund (Concluded)

July 31, 2012

The following is a list of the inputs used as of July 31, 2012, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$201,151	$—	$201,151
Corporate Obligations	—	148,648	—	148,648
U.S Government Agency Obligations	—	61,945	—	61,945
Foreign Sovereign Bonds	—	29,901	—	29,901
Asset-Backed Securities	—	21,220	—	21,220
Municipal Bonds	—	11,211	—	11,211
Commercial Paper	—	4,668	—	4,668
Certificate of Deposit -Yankee	—	2,266	—	2,266
Time Deposit	—	112,696	—	112,696
U.S. Treasury Obligations	—	79,105	—	79,105

Total Investments in Securities	$—	$672,811	$—	$672,811

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$491	$—	$—	$491
Forward Foreign Currency Contracts*	—	(35)	—	(35)
Credit Default Swaps*	—	(541)	—	(541)

Total Other Financial Instruments	$491	$(576)	$—	$(85)

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended July 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended July 31, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30	Adviser Managed Trust / Annual Report / July 31, 2012

SCHEDULE OF INVESTMENTS

Tactical Defensive Fund‡

July 31, 2012

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 100.0%
SEI Daily Income Trust Prime Obligation Fund, Cl A 0.060%^**††	100,000	$100

Total Cash Equivalent (Cost $100) ($ Thousands)		100

Total Investments — 100.0% (Cost $100)($ Thousands)		$100

Percentages are based on a Net Assets of $100 ($ Thousands).

‡	As of July 31, 2012, the Fund was not an active component of the Adviser Managed Strategy.

^	The Fund’s investment in the SEI Daily Income Trust Prime Obligation Fund, Class A represents greater than 75% of the Fund’s total investments. The SEI Daily Income Trust Prime Obligation Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Schedule of Investments and Statement of Assets and Liabilities as of July 31, 2012 (unaudited), and the Annual Report as of January 31, 2012 for the SEI Daily Income Trust Prime Obligation Fund are attached to these Financial Statements. For further financial information, available upon request at no charge, on the SEI Daily Income Trust Prime Obligation Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800- DIAL-SEI.

**	The rate reported is the 7-day effective yield as of July 31, 2012.

††	Investment in Affiliated Security.

Cl	— Class

As of July 31, 2012, the Fund’s investment was considered Level 1.

For the year ended July 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended July 31, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2012	31

Statements of Assets and Liabilities ($ Thousands)

July 31, 2012

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund	Tactical Defensive Fund †
ASSETS:
Investments, at value†	$792,889	$672,811	$—
Affiliated investments, at value††	4,211	—	100
Cash	302	2	—
Receivable for investment securities sold	11,941	5,068	—
Dividends and interest receivable	809	3,072	—
Unrealized gain on forward foreign currency contracts	418	10	—
Foreign tax reclaim receivable	330	—	—
Receivable for fund shares sold	299	452	—
Swap contracts, at value††††	—	3,232	—
Receivable for variation margin	—	23	—
Prepaid expenses	1	16	—
Total Assets	811,200	684,686	100
LIABILITIES:
Payable for investment securities purchased	13,148	96,512	—
Investment advisory fees payable	408	136	—
Payable for fund shares redeemed	399	172	—
Overdraft of foreign currency, at value†††	216	—	—
Shareholder servicing fees payable	167	123	—
Administration fees payable	134	98	—
Payable for variation margin	24	2	—
Unrealized loss on forward foreign currency contracts	1	45	—
Chief Compliance Officer fees payable	1	1	—
Swap contracts, at value††††	—	873	—
Trustees fees payable	—	1	—
Accrued expense payable	84	71	—
Total Liabilities	14,582	98,034	—
Net Assets	$796,618	$586,652	$100
†Cost of investments	$794,244	$650,930	$—
††Cost of affiliated investments	4,211	—	100
†††Cost of foreign currency	(216)	—	—
††††Swap premiums received	—	2,900	—
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$881,633	$557,345	$100
Undistributed net investment income	5,218	1,182	—
Accumulated net realized gain (loss) on investments, futures contracts, swap contracts and foreign currency	(89,528)	6,335	—
Net unrealized appreciation (depreciation) on investments	(1,355)	21,881	—
Net unrealized appreciation on futures contracts	261	491	—
Net unrealized depreciation on swap contracts	—	(541)	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	389	(41)	—
Net Assets	$796,618	$586,652	$100
Net Asset Value, Offering and Redemption Price Per Share	$10.76	$10.56	$10.00
	($796,617,876 ÷ 74,042,213 shares )	($586,651,831 ÷ 55,548,326 shares )	($100,005 ÷ 10,000 shares)

† As of July 31, 2012, the Fund was not an active component of the Adviser Managed Strategy.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

32	Adviser Managed Trust / Annual Report / July 31, 2012

Statements of Operations ($ Thousands)

For the year ended July 31, 2012

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund	Tactical Defensive Fund†
Investment Income:
Dividends	$10,260	$—	$—
Dividends from Affiliated Registered Investment Company(1)	9	—	—
Interest Income	2	13,235	—
Less: Foreign Taxes Withheld	(469)	—	—
Total Investment Income	9,802	13,235	—
Expenses:
Investment Advisory Fees	2,855	1,903	—
Shareholder Servicing Fees	1,019	1,359	—
Administration Fees	815	1,087	—
Trustee Fees	7	22	—
Chief Compliance Officer Fees	3	2	—
Custodian/Wire Agent Fees	124	59	—
Deferred Offering Costs(2)	74	44	13
Professional Fees	31	58	—
Printing Fees	26	76	—
Registration Fees	9	46	—
Other Expenses	32	31	—
Total Expenses	4,995	4,687	13
Less:
Waiver of Investment Advisory Fees	(465)	(317)	—
Reimbursement from Adviser	—	—	(13)
Fees Paid Indirectly	(9)	—	—
Net Expenses	4,521	4,370	—
Net Investment Income	5,281	8,865	—
Net Realized Gain (Loss) on:
Investments	(79,830)	13,287	—
Futures Contracts	(1,809)	1,025	—
Swap Contracts	—	1,577	—
Foreign Currency Transactions	205	2,288	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	10,858	12,196	—
Futures Contracts	2	506	—
Swap Contracts	—	(124)	—
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	388	(30)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$(64,905)	$39,590	$—

†	As of July 31, 2012, the Fund was not an active component of the Adviser Managed Strategy.
(1)	See Notes 2 and 5 in the Notes for Financial Statements.
(2)	See Note 2 in the Notes for Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2012	33

Statements of Changes in Net Assets ($ Thousands)

For the year or period ended July 31,

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund		Tactical Defensive Fund†
	2012	2011*	2012	2011*	2012‡	2011‡
Operations:
Net Investment Income	$5,281	$4,206	$8,865	$3,569	$—	$—
Net Realized Gain (Loss) from Investments, Futures Contracts and Swap Contracts	(81,639)	(7,821)	15,889	4,688	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	205	226	2,288	(1,088)	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swap Contracts	10,860	(11,954)	12,578	9,253	—	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	388	1	(30)	(11)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,905)	(15,342)	39,590	16,411	—	—
Dividends and Distributions From:
Net Investment Income	(4,888)	—	(12,694)	(3,570)	—	—
Net Realized Gains	—	—	(10,425)	—	—	—
Total Dividends and Distributions	(4,888)	—	(23,119)	(3,570)	—	—
Capital Share Transactions:(1)
Proceeds from Shares Issued	863,589	835,980	193,792	522,482	—	100
Reinvestment of Dividends & Distributions	—	—	23,106	3,570	—	—
Cost of Shares Redeemed	(754,593)	(63,223)	(158,100)	(27,510)	—	—
Increase in Net Assets Derived from Capital Share Transactions	108,996	772,757	58,798	498,542	—	100
Net Increase in Net Assets	39,203	757,415	75,269	511,383	—	100
Net Assets:
Beginning of Period	757,415	—	511,383	—	100	—
End of Period	$796,618	$757,415	$586,652	$511,383	$100	$100
Undistributed Net Investment Income Included in Net Assets at Period End	$5,218	$4,518	$1,182	$176	$—	$—

*	Commenced operations on February 25, 2011.
†	Seed financials were audited for the period of January 5, 2011. The Fund commenced operations on February 25, 2011.
‡	As of July 31, 2012, the Fund was not an active component of the Adviser Managed Strategy.
(1)	See Note 6 in the Notes to Financial Statements for additional information.
Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

34	Adviser Managed Trust / Annual Report / July 31, 2012

Financial Highlights

For the year or periods ended July 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover†
Tactical Offensive Equity Fund
2012	$9.80	$0.14	$0.89	^	$1.03	$(0.07)	$—	$(0.07)	$10.76	10.60%$	796,618	1.10%		1.22%		1.22%		1.29%	194%
2011*	10.00	0.06	(0.26)		(0.20)	—	—	—	9.80	(2.00)	757,415	1.10		1.10		1.21		1.41	77
Tactical Offensive Fixed Income Fund
2012	$10.26	$0.17	$0.57		$0.74	$(0.24)	$(0.20)	$(0.44)	$10.56	7.44%	$586,652	0.80%		0.86%		0.86%		1.63%	310%
2011*	10.00	0.07	0.26		0.33	(0.07)	—	(0.07)	10.26	3.33	511,383	0.80		0.80		0.85		1.74	180
Tactical Defensive Fund
2012‡	$10.00	$0.01	$—		$0.01	$(0.01)	$—	$(0.01)	$10.00	0.07%	$100	0.60	%(2)	0.60	%(2)	13.76	%(2)	0.05%	—%
2011*‡	10.00	—	—		—	—	—	—	10.00	—	100	0.60	(2)	0.60	(2)	17.36	(2)	—	—

*	Commenced operations on February 25, 2011. All ratios for the period have been annualized.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
‡	At period end, the Fund was not an active component of the Adviser Managed Strategy.
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized losses for that period because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2012	35

Notes to Financial Statements

July 31, 2012

1. ORGANIZATION

Adviser Managed Trust (the “Trust”) was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated September 22, 2010. The Trust commenced operations on February 25, 2011. On this date, the Tactical Offensive Equity Fund issued 76,701,629 shares and acquired cash and securities at their then current value of $767,016,288 and the Tactical Offensive Fixed Income Fund issued 44,796,905 shares and acquired cash and securities at their then current value of $447,969,048.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with 3 registered funds: Tactical Offensive Equity, Tactical Offensive Fixed Income and Tactical Defensive Fund (each a “Fund,” collectively, the“Funds”) each of which are diversified Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objective and strategies.

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Funds. The Funds may not be purchased by any other investor. The Funds are designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Tactical Offensive Equity Fund, the Tactical Offensive Fixed Income Fund, the Tactical Defensive Fund and a money market fund affiliated with the Funds, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Funds, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Funds.

The Adviser Managed Strategy is based on models developed by the Financial Adviser and is not subject to the oversight of or input from SIMC. When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other Funds that compose the Adviser Managed Strategy, the Financial Adviser will request the redemption of all of the shares for which the Financial Adviser exercises investment discretion. The Financial Adviser’s redemption request will cause a Fund to liquidate substantially all of its assets in order to fulfill the redemption request. Once the shares for which the Financial Adviser exercises investment discretion are redeemed, the Fund will no longer be an active component of the Adviser Managed Strategy.

When the Tactical Offensive Equity Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds that are designed to track the performance of the broad equity market. When the Tactical Offensive Fixed Income Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. When the Tactical Defensive Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations. While such investments are consistent with the Tactical Defensive Fund’s investment goal, investments made by the Fund when it is not an active component of the Adviser Managed Strategy may differ in certain respects (e.g., higher credit quality, shorter duration, and/or shorter maturity) than investments made by the Fund when the Fund is an active component of the Adviser Managed Strategy). The Funds could be invested in these types of investments for extended periods of time. At such times, SIMC will actively manage the assets of the Funds and no Sub-Adviser will manage the assets of the Funds. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in a Fund when the Fund is not an active component of the Adviser Managed Strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

36	Adviser Managed Trust / Annual Report / July 31, 2012

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Fair Value Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The Tactical Offensive Equity Fund which holds international securities also uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these funds that hold international securities will value the non-U.S. securities within that fund that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

In accordance with GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the

Adviser Managed Trust / Annual Report / July 31, 2012	37

Notes to Financial Statements (Continued)

July 31, 2012

interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. The Funds adopted ASU 2011-04 during the six months ended July 31, 2012. The adoption of ASU 2011-04 did not have a material impact on the Funds’ financial statements.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended July 31, 2012, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. There were no outstanding repurchase agreements as of July 31, 2012.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of July 31, 2012.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Offering Costs — The Funds’ offering costs, which include registration fees, typesetting and prospectus printing, and preparation of the initial registration agreement, have been amortized over a twelve-month period from inception and can be found on the Statement of Operations.

Foreign Currency Translation — The books and records of the Funds’ investments in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the

38	Adviser Managed Trust / Annual Report / July 31, 2012

contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of July 31, 2012, if applicable.

Futures Contracts — The Tactical Offensive Equity and Tactical Offensive Fixed Income Funds utilized futures contracts during the year ended July 31, 2012. To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of July 31, 2012, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of July 31, 2012. The Funds had no open option/swaption contracts as of July 31, 2012.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund’s interest rate duration and yield curve exposure. Swaps may also be used to mitigate the Fund’s overall level of risk and/or the Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities,

Adviser Managed Trust / Annual Report / July 31, 2012	39

Notes to Financial Statements (Continued)

July 31, 2012

bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

These risks may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments for details regarding open swap agreements as of July 31, 2012, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market

40	Adviser Managed Trust / Annual Report / July 31, 2012

anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the Tactical Offensive Equity Fund; declared and paid quarterly for the Tactical Offensive Fixed Income Fund; declared daily and paid monthly for the Tactical Defensive Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

When a Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset-backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

Adviser Managed Trust / Annual Report / July 31, 2012	41

Notes to Financial Statements (Continued)

July 31, 2012

As of July 31, 2012, the Tactical Offensive Fixed Income is the seller (“providing protection”) on a total notional amount of $73.5 million of credit default swaps (“CDS”). The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur. Those credit default swaps for which the Fund is providing protection at balance sheet date are summarized as follows:

TACTICAL OFFENSIVE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAPS ON AN INDEX
REFERENCE ASSET	CORPORATE US$	SOVEREIGN US$	ASSET-BACKED SECURITIES US$	CORPORATE US$	TOTAL
Fair value of written credit derivatives	$(62,778)	$(484,603)	$2,798,805	$—	$2,251,424
Maximum potential amount of future payments	555,000	2,835,000	70,106,350	—	73,496,350
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
TACTICAL OFFENSIVE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 years	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$—	$—	$—	$—
101-200	—	—	8,180,000	—	—	8,180,000
201-300	—	—	23,765,000	355,000	—	24,120,000
Greater than 301	1,175,000	—	38,161,350	1,860,000	—	41,196,350
Total	$1,175,000	$—	$70,106,350	$2,215,000	$—	$73,496,350

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The fair value of derivative instruments as of July 31, 2012 was as follows:

	Asset Derivatives		Liability Derivatives
	Year Ended July 31, 2012 ($ Thousands)		Year Ended July 31, 2012 ($ Thousands)
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Tactical Offensive Equity Fund
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$418	Unrealized loss on forward foreign currency contracts	$1
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	261	Net Assets — Unrealized depreciation on futures contracts	—	*
Credit contracts

Total Derivatives not accounted for as hedging instruments		$679		$1

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

42	Adviser Managed Trust / Annual Report / July 31, 2012

	Asset Derivatives			Liability Derivatives
	Year Ended July 31, 2012 ($ Thousands)			Year Ended July 31, 2012 ($ Thousands)
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Tactical Offensive Fixed Income Fund
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$10		Unrealized loss on forward foreign currency contracts	$45
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	502	*	Net Assets — Unrealized depreciation on futures contracts	11	*
	Net Assets — Unrealized appreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	—	†
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	546	†	Net Assets — Unrealized depreciation on swap contracts	1,087	†

Total Derivatives not accounted for as hedging instruments		$1,058			$1,143

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets
&	Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year ended July 31, 2012.

Amount of realized Gain or (Loss) on Derivatives Recognized in Income ($ Thousands):

	Futures	Forward Foreign Currency Contracts	Swaps	Total
Derivatives not accounted for as hedging instruments

Tactical Offensive Equity Fund
Foreign exchange contracts	$—	$328	$—	$328
Interest rate contracts	(1,809)	—	—	(1,809)
Total	$(1,809)	$328	$—	$(1,481)

Tactical Offensive Fixed Income Fund
Foreign exchange contracts	$—	$2,026	$—	$2,026
Interest rate contracts	1,025	—	(526)	499
Credit contracts	—	—	2,103	2,103
Total	$1,025	$2,026	$1,577	$4,628

Change in Unrealized Depreciation on Derivatives Recognized in Income ($ Thousands):

	Futures	Forward Foreign Currency Contracts	Swaps	Total
Derivatives not accounted for as hedging instruments

Tactical Offensive Equity Fund
Foreign exchange contracts	$—	$417	$—	$417
Interest rate contracts	2	—	—	2
Total	$2	$417	$—	$419

Tactical Offensive Fixed Income Fund
Foreign exchange contracts	$—	$(20)	$—	$(20)
Interest rate contracts	506	—	17	523
Credit contracts	—	—	(141)	(141)
Total	$506	$(20)	$(124)	$362

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

5. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration & Transfer Agency Agreement — The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Administration and Transfer Agency Agreement under which the Administrator provides administrative and shareholder servicing for an annual fee of 0.20% of the average daily net assets of each Fund. The Administrator has agreed voluntarily to waive all or a portion of its fee, if necessary, in order to limit the operating expenses of the Funds. Any such waiver is voluntary and may be terminated at any time at the Administrator’s sole discretion.

Investment Advisory Agreement — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to

Adviser Managed Trust / Annual Report / July 31, 2012	43

Notes to Financial Statements (Continued)

July 31, 2012

a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC has voluntarily agreed to waive a portion of its fee so that the total annual expenses of each Fund, exclusive of acquired fund fees expenses, will not exceed certain voluntary expense limitations adopted by SIMC. These voluntary waivers may be terminated at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Voluntary Expense Limitations
Tactical Offensive Equity Fund	0.70%	1.10%
Tactical Offensive Fixed Income Fund	0.35	0.80
Tactical Defensive Fund	0.30	0.60

As of July 31, 2012, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Tactical Offensive Equity Fund
AQR Capital Management LLC
Aronson+Johnson+Ortiz, L.P.
Brown Investment Advisory Incorporated
Causeway Capital Management LLC
Delaware Management Company
Lazard Asset Management LLC
PanAgora Asset Management, Inc.
Parametric Portfolio Associates LLC
Thornburg Investment Management, Inc.
Tactical Offensive Fixed Income Fund
Trust Company of the West
Wellington Management Company LLP
Tactical Defensive Fund
Trust Company of the West
Wellington Management Company LLP

Distribution Agreement — SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a distribution agreement with the Trust. The Trust has adopted a Shareholder Servicing Plan for the Funds under which a shareholder servicing fee up to 0.25% of average daily net assets will be paid to the distributor.

Other —The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on Fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that Fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the year ended July 31, 2012.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers or directors of the Distributor or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved and are reviewed annually by the Board.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statement of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended July 31, 2012, can be found on the Financial Highlights, if applicable.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula approved annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of and during the year ended July 31, 2012, the Trust had not participated in the Program.

44	Adviser Managed Trust / Annual Report / July 31, 2012

6. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows ($Thousands):

	Tactical Offensive Equity Fund*			Tactical Offensive Fixed Income Fund*		Tactical Defensive Fund†
	2012		2011	2012	2011	2012‡	2011‡
Shares Issued	80,040		83,638	18,813	52,182	—	10
Shares Issued In Lieu of Dividends and Distributions	—		—	2,264	351	—	—
Shares Redeemed	(83,308)		(6,328)	(15,351)	(2,711)	—	—
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(3,268	)@	77,310	5,726	49,822	—	10
*	Commenced operations on February 25, 2011.
†	Seed financials were audited for the period of January 5, 2011. The Fund commenced operations on February 25, 2011.
‡	At period end, the Fund was not an active component of the Adviser Managed Strategy.
@	The net decrease in net assets derived from capital share transactions does not accord with the net increase in net assets derived from capital share transactions on the Statements of Changes in Net Assets for the period because of sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—“ are zero or have been rounded to zero.

7. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended July 31, 2012, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
Purchases	$—	$974,124	$974,124
Sales	—	864,643	864,643
Tactical Offensive Fixed Income Fund
Purchases	1,321,730	160,230	1,481,960
Sales	1,381,303	145,057	1,526,360
Tactical Defensive Fund
Purchases	—	—	—
Sales	—	—	—

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub-chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to tax exempt income, investments in PFIC’s, Regulated Investment Companies, different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, nondeductible organization costs, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, and gains and losses on certain foreign currency related transactions have been reclassified to/from the following accounts as of July 31, 2012:

	Paid-in- Capital ($ Thousands)	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)
Tactical Offensive Equity Fund	$(74)	$307	$(233)
Tactical Offensive Fixed Income Fund	32	4,835	(4,867)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund	2012	$4,888	$—	$—	$4,888
	2011	—	—	—	—
Tactical Offensive Fixed Income Fund	2012	22,467	652	—	23,119
	2011	3,570	—	—	3,570

Adviser Managed Trust / Annual Report / July 31, 2012	45

Notes to Financial Statements (Concluded)

July 31, 2012

As of July 31, 2012, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)		Post October Losses ($ Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)		Other Temporary Differences ($ Thousands)		Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Tactical Offensive Equity Fund	$5,662	$—	$(81,797	) $	(6,368	) $	(2,096	) $	(416	) $	(85,015)
Tactical Offensive Fixed Income Fund	10,478	2,040	—		—		20,980		(4,191)		29,307

Post-October losses represent losses realized on investment transactions from November 1, 2011 through July 31, 2012, that, in accordance with Federal income tax regulations, the Funds elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Short-Term	Long-Term	Total Capital Loss Carryforwards ($ Thousands)
Tactical Offensive Equity Fund	$80,554	$1,243	$81,797

For Federal income tax purposes, the cost of securities owned at July 31, 2012, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bonds, straddles and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at July 31, 2012, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Tactical Offensive Equity Fund	$799,586	$39,247	$(41,733)	$(2,486)
Tactical Offensive Fixed Income Fund	650,941	23,143	(1,273)	21,870
Tactical Defensive Fund	100	—	—	—

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2012, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the

Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The Tactical Offensive Equity Fund may invest up to 40% of its assets in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The market value of the Tactical Offensive Fixed Income Fund and Tactical Defensive Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

Please refer to each Fund’s prospectus for a comprehensive discussion of the risks associated with each Fund’s investment objective and strategies.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the FASB issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of July 31, 2012.

46	Adviser Managed Trust / Annual Report / July 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Adviser Managed Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Adviser Managed Trust, comprising the Tactical Offensive Equity Fund, Tactical Offensive Fixed Income Fund and Tactical Defensive Fund, (collectively, the “Funds”), as of July 31, 2012, and the related statements of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Adviser Managed Trust as of July 31, 2012, and the results of their operations for the year then ended, and the changes in their net assets, and the financial highlights for each of the years or periods in the two year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 28, 2012

Adviser Managed Trust / Annual Report / July 31, 2012	47

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following information is current as of September 19, 2012.

Set forth below are the names, ages, addresses, position with the Fund, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the directors, and other directorships outside the fund complex of each of the persons currently serving as Directors and Officers of the Fund. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED DIRECTORS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., and SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee*	since 1982	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Global Nominee, Ltd, SEI Investments (Asia), Limited, and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 1996	Retired since January 2012. Self-employed Consultant, Newfound Consultants, Inc. since April 1997-December 2011.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, Director of SEI Structured Credit Fund L.P. and member of the independent review committee for SEI’s Canadian-registered mutual funds.
Rosemarie B. Greco One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003.	90	Director, Sunoco, Inc.; Director, Exelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.

*Messrs.	Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]Each

Trustee shall hold office during the lifetime of the Trust until the election and qualification of his of her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, LP. and New Covenant Funds.

48	Adviser Managed Trust / Annual Report / July 31, 2012

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 54 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital, since 2008. Managing Director, Cue Capital from March 2002 to March 2008	90	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	90	Trustee/Director of Ariel Mutual Funds and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 70 yrs. old	Trustee	since 2007	Private Investor since 1994.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 68 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	90	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute, Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 65 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997-2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Fund Services (March 2005 to June 2006)	N/A	N/A
Russell Emery One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A

Adviser Managed Trust / Annual Report / July 31, 2012	49

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name, Age and Address	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 41 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 36 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker, Bidder & Reath LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Keri E. Rohn One Freedom Valley Drive, Oaks, PA 19456 31 yrs. old	Privacy Officer and Anti-Money Laundering Compliance Officer	since 2009	Compliance Officer of SEI Investments Company since June 2003.	N/A	N/A

[1]Each

trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]The

Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P. and New Covenant Funds.

50	Adviser Managed Trust / Annual Report / July 31, 2012

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 2/1/2012	Ending Account Value 7/31/2012	Annualized Expense Ratios	Expenses Paid During Period*
Tactical Offensive Equity Fund
Actual Fund Return	$1,000.00	$1,020.90	1.10%	$5.53
Hypothetical 5% Return	$1,000.00	$1,019.39	1.10%	$5.52
Tactical Offensive Fixed Income Fund
Actual Fund Return	$1,000.00	$1,037.60	0.80%	$4.05
Hypothetical 5% Return	$1,000.00	$1,020.89	0.80%	$4.02

	Beginning Account Value 2/1/2012	Ending Account Value 7/31/2012	Annualized Expense Ratios	Expenses Paid During Period*
Tactical Defensive Fund
Actual Fund Return	$1,000.00	$1,000.50	0.60%	$2.98
Hypothetical 5% Return	$1,000.00	$1,021.88	0.60%	$3.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Adviser Managed Trust / Annual Report / July 31, 2012	51

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

Adviser Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (x) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (xi) the Funds’ performance compared with similar mutual funds.

52	Adviser Managed Trust / Annual Report / July 31, 2012

At the March 27 – 28, 2012 and June 27-28, 2012 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•

the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds;

•	the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•	the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates;

•

and the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s and each Sub-Adviser’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and, where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees and the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC and the Sub-Advisers, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services

Adviser Managed Trust / Annual Report / July 31, 2012	53

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

54	Adviser Managed Trust / Annual Report / July 31, 2012

Notice to Shareholders (Unaudited)

For shareholders that do not have a July 31, 2012, taxable year end, this notice is for information purposes only. For shareholders with a July 31, 2012, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2012, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gains Distributions	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions	(C) Dividends Qualifying for Corporate Dividends Received Deduction (1)	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Tactical Offensive Equity Fund	0.00%	100.00%	100.00%	58.68%	100.00%	0.00%	0.02%	0.00%
Tactical Offensive Fixed Income Fund	2.82%	97.18%	100.00%	0.00%	0.00%	5.48%	46.53%	100.00%
Tactical Defensive Fund	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain” is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund. Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

Adviser Managed Trust / Annual Report / July 31, 2012	55

Supplemental Financial

Information

SDIT Prime Obligation Fund:

Schedule of Investments as of July 31, 2012 (Unaudited)

Statement of Assets & Liabilities as of July 31, 2012 (Unaudited)

SCHEDULE OF INVESTMENTS (Unaudited)

Prime Obligation Fund

July 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

COMMERCIAL PAPER (B) (C) — 41.0%
ANZ National International
0.436%, 08/09/12	$50,000	$50,000
0.399%, 08/16/12	30,000	30,000
0.411%, 10/03/12	26,000	25,981
0.441%, 01/11/13	47,000	46,906
0.381%, 01/18/13	8,000	7,986
ASB Finance
0.481%, 09/27/12	6,900	6,895
BASF
0.180%, 08/02/12	21,545	21,545
BNZ International Funding
0.501%, 08/08/12	15,190	15,188
0.470%, 01/03/13	29,955	29,894
Coca-Cola
0.190%, 09/10/12	20,000	19,996
0.230%, 10/17/12	40,000	39,980
0.210%, 10/19/12	20,000	19,991
Commonwealth Bank of Australia
0.298%, 08/18/12	15,300	15,300
0.310%, 10/26/12	17,525	17,512
0.381%, 01/11/13 to 01/14/13	57,435	57,334
FCAR Owner Trust
0.471%, 08/01/08	18,000	18,000
0.501%, 09/04/12	3,000	2,999
0.300%, 09/12/12	1,125	1,125
0.451%, 10/01/12	40,000	39,969
0.280%, 10/01/12	44,786	44,765
0.451%, 01/02/13	34,272	34,206
General Electric Capital
0.190%, 09/26/12	90,000	89,973
Gotham Funding
0.280%, 10/22/12 to 10/23/12	67,880	67,836
Manhattan Asset Funding LLC
0.220%, 08/14/12	5,408	5,408
0.280%, 08/20/12	19,620	19,617
Market Street Funding LLC
0.260%, 09/19/12	23,900	23,892
0.260%, 10/05/12	43,805	43,784
0.230%, 10/19/12	22,032	22,021
MetLife Short-Term Funding LLC
0.250%, 08/13/12	2,000	2,000
0.240%, 09/05/12	31,969	31,961
0.240%, 10/15/12 to 10/23/12	91,014	90,968
0.260%, 10/29/12 to 11/02/12	52,250	52,216

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Nestle Finance International
0.200%, 08/28/12	$20,000	$19,997
0.306%, 12/17/12	23,490	23,462
New York Life Capital
0.170%, 10/19/12	5,560	5,558
Novartis Securities Investment
0.175%, 08/13/12	17,410	17,409
0.170%, 09/04/12	25,390	25,386
Old Line Funding LLC
0.180%, 09/18/12	15,525	15,521
Sheffield Receivables
0.280%, 08/02/12	24,005	24,005
Siemens Capital LLC
0.160%, 08/23/12	42,000	41,996
Total Capital Canada
0.197%, 08/09/12	77,345	77,342
Toyota Credit Canada
0.220%, 10/02/12	19,142	19,135
0.230%, 10/16/12	11,625	11,619
0.220%, 10/22/12	12,000	11,994
Toyota Motor Credit
0.200%, 08/20/12	46,202	46,197
0.200%, 08/21/12	36,000	35,996
Variable Funding Capital LLC
0.200%, 10/15/12	57,655	57,631
Wal-Mart Stores
0.150%, 08/06/12	19,000	19,000
Westpac Securities
0.438%, 09/06/12	20,698	20,689
0.431%, 10/01/12	13,795	13,785
0.461%, 01/02/13	45,301	45,212
Working Capital Management
0.230%, 08/02/12 to 08/14/12	57,195	57,193
0.239%, 08/13/12	40,905	40,902

Total Commercial Paper (Cost $1,625,277) ($ Thousands)		1,625,277

CERTIFICATES OF DEPOSIT — 19.0%
Bank of Montreal
0.170%, 09/18/12	23,500	23,500
Bank of Nova Scotia
0.299%, 08/16/12 (A)	41,000	41,000
0.298%, 08/17/12 (A)	40,620	40,620
0.298%, 08/18/12 (A)	22,650	22,650
0.334%, 08/26/12 (A)	10,000	10,000
0.750%, 10/15/12	1,390	1,391
0.755%, 10/18/12 (A)	3,995	3,998
0.320%, 10/18/12	22,650	22,650
0.330%, 01/10/13	20,185	20,185
Bank of Tokyo-Mitsubishi UFJ NY
0.360%, 09/25/12	60,000	60,000
0.360%, 10/23/12	14,000	14,000
Credit Suisse NY
0.280%, 08/01/12	44,000	44,000

Adviser Managed Trust / Annual Report / July 31, 2012	57

SCHEDULE OF INVESTMENTS (Unaudited)

Prime Obligation Fund (Continued)

July 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

National Australia Bank
0.294%, 08/29/12 (A)	$15,000	$15,000
0.380%, 01/11/13	12,000	12,000
0.380%, 01/15/13	20,000	20,000
0.350%, 01/18/13	20,000	20,000
0.365%, 01/25/13	16,000	16,001
State Street Bank and Trust
0.250%, 09/17/12	50,600	50,600
0.190%, 10/11/12	42,735	42,735
Sumitomo Mitsui Banking
0.340%, 10/12/12	41,000	41,000
0.340%, 10/16/12	60,000	60,000
0.340%, 10/24/12	23,000	23,000
Svenska Handelsbanken
0.585%, 08/17/12	33,450	33,450
0.580%, 08/24/12	46,000	46,000
Toronto-Dominion Bank
0.346%, 08/03/12 (A)	9,240	9,242
0.317%, 08/20/12 (A)	37,870	37,870
0.300%, 01/22/13	23,740	23,740

Total Certificates of Deposit (Cost $754,632) ($ Thousands)		754,632

MUNICIPAL BONDS (A) — 5.8%

California — 1.0%
California State, Sub-Ser A, GO
0.170%, 08/01/12	15,910	15,910
Calleguas-Las Virgenes, Public Financing Authority, Ser A, RB
0.130%, 08/02/12	3,385	3,385
East Bay, Municipal Utility District, Ser A-2, RB
0.140%, 08/01/12	5,700	5,700
Southern California, Metropolitan Water District, Ser B-4, RB
0.130%, 08/01/12	13,900	13,900

		38,895

Colorado — 0.4%
Colorado State, Housing & Finance Authority, Ser A1, RB
0.240%, 08/01/12	100	100
0.190%, 08/01/12	900	900
0.180%, 08/01/12	1,735	1,735
0.180%, 08/01/12	2,975	2,975
Colorado State, Housing & Finance Authority, Ser AA1, RB
0.180%, 08/01/12	3,665	3,665
Colorado State, Housing & Finance Authority, Ser B1, RB
0.210%, 08/01/12	3,425	3,425

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Colorado State, Housing & Finance Authority, Ser C1, RB
0.180%, 08/01/12	$1,000	$1,000
Colorado State, Housing & Finance Authority, Ser CL1, RB
0.190%, 08/01/12	300	300

		14,100

Connecticut — 0.1%
Connecticut State, Housing & Finance Authority, Sub-Ser A-5, RB
0.157%, 08/02/12	4,265	4,265

Illinois — 0.5%
Illinois State, Toll Highway Authority, Ser Senior A-1A, RB
0.290%, 08/02/12	20,370	20,370

Iowa — 0.2%
Iowa State, Finance Authority, Ser B, RB
0.200%, 08/02/12	900	900
Iowa State, Finance Authority, Ser C, RB
0.187%, 08/02/12	8,005	8,005
Iowa State, Finance Authority, Ser G, RB
0.190%, 08/02/12	280	280
Iowa State, Finance Authority, Ser M, RB
0.190%, 08/02/12	700	700

		9,885

Massachusetts — 0.1%
Simmons College, RB
0.200%, 08/02/12	2,905	2,905

Michigan — 0.4%
Kent, Hospital Finance Authority, Ser C, RB
0.120%, 08/01/12	17,365	17,365

Minnesota — 0.0%
Minnesota State, Housing Finance Agency, Ser T, RB
0.210%, 08/02/12	195	195

Missouri — 0.1%
St. Louis, Industrial Development Authority, Ser B, RB
0.170%, 08/01/12	3,940	3,940

New Hampshire — 0.1%
New Hampshire State, Health & Education Facilities Authority, Ser C, RB
0.180%, 08/01/12	2,945	2,945

58	Adviser Managed Trust / Annual Report / July 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Mexico — 0.1%
New Mexico State, Finance Authority, Sub-Ser D, RB
0.177%, 08/02/12	$3,600	$3,600

New York — 0.1%
City of New York, Sub-Ser D-3, GO
0.130%, 08/01/12	5,765	5,765

Texas — 2.2%
JPMorgan Chase Putters, Ser 3945, RB
0.180%, 08/01/12	8,020	8,020
JPMorgan Chase Putters, Ser 3953, RB
0.180%, 08/01/12	31,310	31,310
Texas State, GO
0.210%, 08/01/12	5,045	5,045
0.210%, 08/07/12	3,880	3,880
0.200%, 08/07/12	3,300	3,300
0.200%, 08/07/12	4,125	4,125
Texas State, Ser A, GO
0.200%, 08/07/12	3,830	3,830
Texas State, Ser A-2, GO
0.167%, 08/01/12	400	400
Texas State, Ser B, GO
0.210%, 08/02/12	5,710	5,710
Texas State, Ser B2, GO
0.207%, 08/01/12	1,000	1,000
Texas State, Ser C, GO
0.210%, 08/01/12	9,250	9,250
Texas State, Ser I, GO
0.207%, 08/01/12	2,395	2,395
University of Texas System, Ser B, RB
0.100%, 08/02/12	8,225	8,225

		86,490

Washington — 0.2%
Washington State, Health Care Facilities Authority, Ser C, RB
0.150%, 08/01/12	6,990	6,990

Wisconsin — 0.3%
Wisconsin State, Health & Educational Facilities Authority, RB
0.150%, 08/01/12	8,300	8,300
Wisconsin State, Health & Educational Facilities Authority, Ser B, RB
0.160%, 08/01/12	2,595	2,595
Wisconsin State, Housing & Economic Development Authority, Ser B, RB
0.207%, 08/02/12	990	990

		11,885

Total Municipal Bonds (Cost $229,595) ($ Thousands)		229,595

Description	Face Amount ($ Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.4%
FFCB (A)
0.266%, 08/10/12	$10,000	$9,999
FHLB
0.240%, 08/01/12 (A)	17,505	17,500
0.230%, 08/01/12 (A)	14,705	14,698
1.875%, 06/21/13	35,655	36,170
FHLMC (A)
0.440%, 08/01/12	28,310	28,303
FNMA (A)
0.380%, 08/01/12	11,000	10,997
0.370%, 08/01/12	7,000	6,999
0.277%, 08/20/12	8,000	7,999
0.227%, 10/20/12	18,235	18,228
FNMA, Ser 1 (A)
0.400%, 08/01/12	22,900	22,898

Total U.S. Government Agency Obligations (Cost $173,791) ($ Thousands)		173,791

U.S. TREASURY OBLIGATIONS — 1.9%
U.S. Treasury Notes
1.375%, 09/15/12 to 01/15/13	45,150	45,345
3.875%, 10/31/12	10,600	10,698
0.500%, 11/30/12	7,800	7,808
1.125%, 12/15/12	9,550	9,584

Total U.S. Treasury Obligations (Cost $73,435) ($ Thousands)		73,435

TIME DEPOSIT — 1.7%
U.S. Bank N.A.
0.200%, 08/01/12	69,405	69,405

Total Time Deposit (Cost $69,405) ($ Thousands)		69,405

CORPORATE OBLIGATIONS — 0.3%
Commonwealth Bank of Australia
2.750%, 10/15/12 (D)	6,580	6,612
General Electric Capital MTN
3.500%, 08/13/12	2,280	2,283
2.800%, 01/08/13	1,598	1,614

Total Corporate Obligations (Cost $10,509) ($ Thousands)		10,509

REPURCHASE AGREEMENTS (E) — 25.7%
Goldman Sachs 0.170%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $66,673,315 (collateralized by various FHLMC/FNMA obligations, ranging in par value $29,214,438-$43,019,621, 3.500%-5.000%, 04/01/27-04/01/41, with total market value $68,006,782)	66,673	66,673

Adviser Managed Trust / Annual Report / July 31, 2012	59

SCHEDULE OF INVESTMENTS (Unaudited)

Prime Obligation Fund (Continued)

July 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

JPMorgan Chase 0.260%, dated 07/31/12, to be repurchased on 08/07/12, repurchase price 20,821,053 (collateralized by various corporate obligations*‡, ranging in par value $384,000-$11,023,000, 6.500%-12.000%, 05/15/15-04/01/20, with total market value $21,864,738) (F)	$20,820	$20,820
JPMorgan Chase 0.300%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price 62,465,521 (collateralized by various corporate obligations*‡, ranging in par value $20,000-$10,010,000, 3.631%-9.375%, 08/01/12-03/15/22, with total market value $65,593,100)	62,465	62,465
RBC Capital 0.230%, dated 07/26/12, to be repurchased on 08/02/12, repurchase price $36,487,632 (collateralized by various corporate obligations*‡, ranging in par value $1,678,551-$36,085,125, 0.000%, 10/05/12-10/29/12, with total market value $37,582,326)	36,486	36,486
RBC Capital 0.170%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $203,000,959 (collateralized by various FHLMC/FNMA obligations, ranging in par value $27,998,497-$121,207,900, 1.890%-3.662%, 02/01/17-03/01/42, with total market value $207,060,978)	203,000	203,000
UBS 0.170%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $94,403,446 (collateralized by various U.S. Treasury obligations, ranging in par value $8,359,000-$83,553,200, 0.500%-1.500%, 04/15/15-03/31/19, with total market value $96,291,162)	94,403	94,403
UBS 0.190%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $203,001,071 (collateralized by various FNMA obligations, ranging in par value $30,451,270-$54,000,000, 2.500%-4.000%, 10/01/26-07/01/42, with total market value $207,060,000)	203,000	203,000
Wells Fargo 0.250%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $51,800,360 (collateralized by various corporate obligations*‡, ranging in par value $316,212-$9,127,000, 1.250%-7.250%, 10/15/13-09/23/21, with total market value $54,390,379)	51,800	51,800

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Wells Fargo 0.190%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $283,001,494 (collateralized by various FHLMC/FNMA/GNMA obligations, ranging in par value $12,343,629-$86,770,770, 2.177%-5.204%, 05/15/27-06/01/42, with total market value $288,661,524)	$283,000	$283,000

Total Repurchase Agreements (Cost $1,021,647) ($ Thousands)		1,021,647

Total Investments — 99.8% (Cost $3,958,291) ($ Thousands)		$3,958,291

* A summary of the corporate obligations used to collateralize repurchase agreements entered into by the Fund at July 31, 2012, is as follows:

Counterparty	Corporate Obligation	Rate	Maturity Date	Par Amount ($ Thousands)
JPMorgan Chase	El Paso Pipeline	6.500%	04/01/20	$384
	Ford Motor Credit	12.000	05/15/15	6,260
	Tennesse Gas Pipeline	7.500	04/01/17	11,023
JPMorgan Chase	American Tower	5.900	11/01/21	105
	Discover Credit	7.000	04/15/20	99
	CC Holdings	7.750	05/01/17	435
	CenturyTel	7.875	08/15/12	420
	CenturyTel	5.800	03/15/22	8,585
	CenturyTel	6.150	09/15/19	2,479
	El Paso Natural Gas	5.950	04/15/17	5,406
	El Paso Pipeline	6.500	04/01/20	10,010
	El Paso Pipeline	5.000	10/01/21	254
	Expedia	5.950	08/15/20	12
	Ford Holdings	9.375	03/01/20	60
	Ford Motor Credit	6.520	03/10/13	100
	Ford Motor Credit	7.000	08/15/12	20
	Ford Motor Credit	8.000	12/15/16	100
	Ford Motor Credit	7.500	08/01/12	880
	Ford Motor Credit	7.000	04/15/15	2,819
	Ford Motor Credit	3.875	01/15/15	3,675
	Ford Motor Credit	4.207	04/15/16	2,379
	Ford Motor Credit	3.984	06/15/16	1,450
	Ford Motor Credit	8.125	01/15/20	8,727
	Ford Motor Credit	8.700	10/01/14	1,300
	Ford Motor Credit	5.750	02/01/21	1,000
	International Lease Finance	6.750	09/01/16	670
	NuStar Logistics	4.800	09/01/20	931
	Pernod Ricard	4.450	01/15/22	1,352
	Pernod Ricard	5.750	04/07/21	1,861
	QVC Network	7.500	10/01/19	801
	Qwest Communications	7.125	04/01/18	650
	SLM	5.125	08/27/12	250
	SLM	3.631	01/27/14	500
	SLM	6.250	01/25/16	630
RBC Capital	Caisse Centrale	0.000	10/29/12	36,085
	Hannover Funding	0.000	10/05/12	1,679
Wells Fargo	Bank of New York	3.550	09/23/21	9,127
	Capital One	4.750	07/15/21	8,686
	Cardinal Health	4.625	12/15/20	316
	Florida Power	5.650	06/15/18	8,040
	IBM Corp	1.250	05/12/14	5,119
	IBM Corp	6.500	10/15/13	8,674
	Petro Energy	7.250	08/15/18	8,469

60	Adviser Managed Trust / Annual Report / July 31, 2012

Percentages are based on Net Assets of $3,968,269 ($ Thousands).

‡	Securities are FDIC guaranteed.

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on July 31, 2012. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Securities are held in connection with a letter of credit issued by major bank.

(D)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(E)	Tri-Party Repurchase Agreement.

(F)	Securities considered illiquid. The total value of such securities as of July 31, 2012 was $20,820 ($ Thousands) and represented 0.5% of Net Assets.

FDIC — Federal Deposit Insurance Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

NY — New York

RB — Revenue Bond

Ser — Series

As of July 31, 2012, all of the Fund’s investments are Level 2 in accordance with ASC-820.

As of July 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. As of July 31, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Adviser Managed Trust / Annual Report / July 31, 2012	61

Statement of Assets and Liabilites ($ Thousands)

July 31, 2012 (Unaudited)

	Prime Obligation Fund
ASSETS:
Investments, at value†	$2,936,644
Repurchase agreements†	1,021,647
Cash	1
Receivable for fund shares sold	10,052
Interest receivable	940
Prepaid expenses	140
Total Assets	3,969,424
LIABILITIES:
Administration fees payable	474
Income distribution payable	163
Investment advisory fees payable	121
Chief Compliance Officer fees payable	12
Shareholder servicing fees payable	11
Accrued expense payable	374
Total Liabilities	1,155
Net Assets	$3,968,269
†Cost of investments and repurchase agreements	$3,958,291
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$3,968,328
Accumulated net realized gain (loss) on investments	(59)
Net Assets	$3,968,269
Net Asset Value, Offering and Redemption Price Per Share — Class A	$1.00
	($3,778,935,996 ÷ 3,778,990,418 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class B	$1.00
	($122,455,318 ÷ 122,459,185 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class C	$1.00
	($40,482,467 ÷ 40,482,912 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class H	$1.00
	($23,017,938 ÷ 23,019,315 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Sweep Class	$1.00
	($3,377,509 ÷ 3,377,059 shares	)

62	Adviser Managed Trust / Annual Report / July 31, 2012

Supplemental Financial Information

SDIT Prime Obligation Fund:

Annual Report as of January 31, 2012

SCHEDULE OF INVESTMENTS

Prime Obligation Fund

January 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

COMMERCIAL PAPER (B) (C) — 29.7%
American Honda Finance
0.230%, 02/03/12	$2,650	$2,650
0.153%, 04/18/12	14,650	14,645
Australia & New Zealand Banking Group
0.250%, 02/22/12	9,000	8,999
0.240%, 03/23/12	22,910	22,902
0.557%, 06/22/12	27,750	27,689
BHP Billiton Finance USA
0.130%, 04/23/12 to 05/01/12	20,000	19,994
BNZ International Funding
0.431%, 03/30/12	17,000	16,988
0.652%, 05/16/12	14,500	14,473
0.612%, 07/05/12	26,000	25,932
0.592%, 07/12/12	24,000	23,936
0.541%, 07/27/12	16,820	16,775
BP Capital Markets PLC
0.240%, 02/08/12	34,000	33,998
Chariot Funding LLC
0.250%, 02/13/12	8,000	7,999
0.220%, 03/08/12	5,000	4,999
0.321%, 07/05/12	8,000	7,989
Coca-Cola
0.140%, 05/04/12 to 05/15/12	23,000	22,991
0.130%, 05/16/12 to 05/17/12	70,088	70,061
0.160%, 06/04/12	10,000	9,995
Commonwealth Bank of Australia
0.250%, 03/15/12	22,395	22,388
0.602%, 06/06/12	31,000	30,935
0.491%, 07/12/12	15,000	14,967
DNB Bank
0.350%, 02/13/12	2,100	2,100
0.521%, 04/02/12	7,000	6,994
0.491%, 04/10/12	8,000	7,993
0.400%, 04/30/12	8,000	7,992
FCAR Owner Trust
0.340%, 03/01/12	28,000	27,992
0.280%, 03/05/12	9,975	9,972
0.310%, 04/02/12 to 04/03/12	11,000	10,994
0.300%, 04/02/12	38,000	37,981
0.306%, 04/04/12	49,300	49,274
0.552%, 07/02/12	39,000	38,909
General Electric Capital
0.280%, 04/06/12 to 04/11/12	32,000	31,984

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Jupiter Securitization LLC
0.220%, 03/09/12	$11,000	$10,998
0.321%, 07/05/12	8,000	7,989
Liberty Street Funding LLC
0.240%, 03/15/12	15,575	15,571
Market Street Funding LLC
0.220%, 03/07/12	7,100	7,098
MetLife Short Term Funding LLC
0.340%, 03/19/12 to 05/14/12	38,100	38,073
0.310%, 03/20/12	8,000	7,997
0.330%, 03/26/12 to 05/07/12	14,000	13,989
0.380%, 04/02/12	32,000	31,979
0.365%, 04/03/12	26,000	25,984
0.270%, 04/04/12	32,000	31,985
New York Life CAP
0.120%, 03/27/12	3,165	3,164
Old Line Funding LLC
0.210%, 04/23/12	24,295	24,283
0.260%, 05/14/12	45,500	45,466
0.320%, 07/17/12	5,980	5,971
Procter & Gamble
0.150%, 04/04/12	8,000	7,998
Sheffield Receivables
0.330%, 02/02/12	15,345	15,345
State Street
0.200%, 03/07/12	29,000	28,994
Straight-A Funding LLC
0.190%, 04/12/12	13,400	13,395
Toyota Credit Canada
0.200%, 03/12/12	18,000	17,996
Toyota Motor Credit
0.280%, 02/01/12	32,000	32,000
0.180%, 03/23/12	86,400	86,378
Variable Funding Capital LLC
0.180%, 03/12/12	18,500	18,496
0.190%, 04/16/12	13,400	13,395
Westpac Banking
0.240%, 03/19/12	41,145	41,132
0.491%, 07/10/12	42,000	41,909
0.481%, 07/12/12	39,000	38,916

Total Commercial Paper (Cost $1,279,991) ($ Thousands)		1,279,991

CERTIFICATES OF DEPOSIT — 25.2%
Bank of Nova Scotia
0.270%, 03/14/12	42,000	42,000
0.300%, 04/03/12	28,000	28,000
0.420%, 07/09/12	37,000	37,000
Bank of Tokyo-Mitsubishi UFJ NY
0.470%, 03/09/12	39,000	39,000
0.410%, 04/30/12	45,000	45,000
Barclays Bank PLC
0.390%, 03/23/12	48,300	48,300

64	Adviser Managed Trust / Annual Report / July 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

0.380%, 03/26/12	$49,000	$49,000
0.360%, 03/26/12	25,000	25,000
Chase Bank USA
0.180%, 04/23/12	52,400	52,400
Credit Suisse NY
0.470%, 02/21/12	15,000	15,000
0.450%, 04/10/12	45,000	45,000
DnB Bank
0.456%, 02/25/12 (A)	3,770	3,771
0.470%, 04/23/12	36,000	36,003
National Australia Bank
0.400%, 07/16/12	17,000	17,000
0.400%, 07/18/12	47,000	47,000
0.380%, 07/18/12	12,300	12,300
Nordea Bank Finland PLC
0.500%, 03/12/12	11,000	11,000
0.480%, 03/22/12	36,020	36,020
0.460%, 04/09/12	2,500	2,500
0.440%, 04/10/12	21,000	21,000
Skandinav Enskilda Bank NY
0.350%, 02/01/12	17,100	17,100
0.470%, 02/28/12	6,000	6,000
0.460%, 03/05/12	40,000	40,000
0.580%, 03/07/12	16,500	16,500
0.840%, 03/09/12	1,500	1,501
0.470%, 03/20/12	55,000	55,001
Sumitomo Mitsui Banking
0.450%, 03/12/12	41,000	41,000
0.460%, 03/23/12	30,000	30,000
0.450%, 04/11/12	22,800	22,800
Svenska HandelsBanken
0.435%, 02/24/12	46,000	46,000
0.480%, 03/05/12	45,000	45,000
0.500%, 03/20/12	46,000	46,000
0.515%, 04/05/12	20,000	20,000
0.450%, 04/23/12	10,000	10,000
Toronto-Dominion Bank
0.380%, 04/30/12	20,000	20,000
Westpac Banking
0.250%, 03/12/12	8,000	8,000
0.500%, 06/27/12	49,000	49,000

Total Certificates of Deposit (Cost $1,086,196) ($ Thousands)		1,086,196

MUNICIPAL BONDS (A) — 2.9%

California — 0.3%
Southern California, Metropolitan Water District, Ser B-4, RB
0.060%, 02/06/12	13,900	13,900

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Colorado — 0.3%
Colorado State, Housing & Finance Authority, Ser A1, RB
0.250%, 02/06/12	$100	$100
0.210%, 02/06/12	900	900
0.150%, 02/06/12	1,825	1,825
0.120%, 02/06/12	3,050	3,050
Colorado State, Housing & Finance Authority, Ser AA1, RB
0.150%, 02/01/12	3,665	3,665
Colorado State, Housing & Finance Authority, Ser B1, RB
0.140%, 02/01/12	3,425	3,425
Colorado State, Housing & Finance Authority, Ser C1, RB
0.200%, 02/01/12	1,000	1,000
Colorado State, Housing & Finance Authority, CL1, RB
0.210%, 02/01/12	400	400

		14,365

Connecticut — 0.2%
Connecticut State, Housing & Finance Authority, Ser D-3, RB
0.100%, 02/02/12	5,550	5,550
Connecticut State, Housing & Finance Authority, Sub-Ser A-5, RB
0.128%, 02/02/12	4,330	4,330

		9,880

Indiana — 0.0%
City of Rockport, Ser A, RB
0.080%, 02/01/12	1,500	1,500

Iowa — 0.3%
Iowa State, Finance Authority, Ser B, RB
0.130%, 02/02/12	900	900
Iowa State, Finance Authority, Ser C, RB
0.167%, 02/02/12	8,710	8,710
Iowa State, Finance Authority, Ser G, RB
0.170%, 02/02/12	345	345
Iowa State, Finance Authority, Ser M, RB
0.160%, 02/02/12	750	750

		10,705

Kentucky — 0.0%
Kentucky State, Housing Development Authority, Ser J, RB
0.440%, 02/02/12	250	250
Kentucky State, Housing Development Authority, Ser W, RB
0.430%, 02/01/12	1,440	1,440

		1,690

Adviser Managed Trust / Annual Report / July 31, 2012	65

SCHEDULE OF INVESTMENTS

Prime Obligation Fund (Continued)

January 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts — 0.1%
Simmons College, RB
0.170%, 02/02/12	$2,905	$2,905

Minnesota — 0.0%
Minnesota State, Housing Finance Agency, Ser T, RB
0.200%, 02/02/12	195	195

New Hampshire — 0.1%
New Hampshire State, Health & Education Facilities Authority, Ser C, RB
0.110%, 02/01/12	2,945	2,945

New Mexico — 0.1%
New Mexico State, Finance Authority, Sub-Ser D, GO
0.167%, 02/02/12	3,600	3,600

Texas — 1.3%
JPMorgan Chase Putters, Ser 3953, RB
0.080%, 02/01/12	19,000	19,000
Texas State, GO
0.110%, 02/01/12	1,150	1,150
0.170%, 02/07/12	4,210	4,210
0.140%, 02/07/12	3,975	3,975
0.140%, 02/07/12	3,300	3,300
Texas State, Ser A, GO
0.140%, 02/07/12	3,830	3,830
Texas State, Ser A-2, GO
0.138%, 02/01/12	400	400
Texas State, Ser B, GO
0.140%, 02/02/12	5,710	5,710
Texas State, Ser B2, GO
0.108%, 02/01/12	1,000	1,000
Texas State, Ser C, GO
0.110%, 02/01/12	9,290	9,290
Texas State, Ser I, GO
0.108%, 02/01/12	2,395	2,395

		54,260

Wisconsin — 0.2%
Wisconsin State, Health & Educational Facilities Authority, RB
0.060%, 02/01/12	8,300	8,300
Wisconsin State, Housing & Economic Development Authority, Ser B, RB
0.138%, 02/02/12	990	990
Wisconsin State, Housing & Economic Development Authority, Ser D, RB
1.300%, 02/01/12	1,050	1,050
1.279%, 02/01/12	220	220

		10,560

Total Municipal Bonds (Cost $126,505) ($ Thousands)		126,505

Description	Face Amount ($ Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.5%
FFCB
0.316%, 02/10/12 (A)	$10,000	$9,999
FFCB DN
0.150%, 07/05/12 (B)	7,000	6,995
FHLB
0.130%, 02/24/12	13,500	13,500
FHLMC
0.410%, 02/01/12 (A)	28,310	28,300
FNMA
0.311%, 02/20/12 (A)	8,000	7,998
0.320%, 02/01/12 (A)	7,000	6,999
0.330%, 02/01/12 (A)	11,000	10,996
FNMA, Ser 1
0.400%, 02/01/12 (A)	22,900	22,896

Total U.S. Government Agency Obligations (Cost $107,683) ($ Thousands)		107,683

TIME DEPOSIT — 2.3%
Toronto-Dominion Bank
0.100%, 02/01/12	100,000	100,000

Total Time Deposit (Cost $100,000) ($ Thousands)		100,000

U.S. TREASURY OBLIGATIONS — 1.4%
U.S. Treasury Notes
1.375%, 01/15/13	15,500	15,682
4.625%, 07/31/12	23,335	23,853
1.000%, 04/30/12	22,000	22,047

Total U.S. Treasury Obligations (Cost $61,582) ($ Thousands)		61,582

CORPORATE OBLIGATION — 0.0%
Shell International Finance
0.920%, 03/22/12 (A)	1,000	1,002

Total Corporate Obligation (Cost $1,002) ($ Thousands)		1,002

REPURCHASE AGREEMENTS (D) — 36.3%
Barclays Capital 0.190%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $56,675,299 (collateralized by various FCSB/FNMA obligations, ranging in par value $11,808,000-$45,625,000, 1.010%-1.750%, 02/21/13-12/05/14, with total market value $57,809,165)	56,675	56,675

66	Adviser Managed Trust / Annual Report / July 31, 2012

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Barclays Capital 0.200%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $100,000,556 (collateralized by various FNMA obligations, ranging in par value $13,664,464-$100,920,710, 3.500%-5.000%, 08/01/26-04/01/40, with total market value $102,000,001)	$100,000	$100,000
Barclays Capital 0.180%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $200,001,000 (collateralized by U.S. Treasury Notes, ranging in par value $59,750,000 $122,142,200, 0.125%-1.625%, 01/15/15-01/15/22, with total market value $204,000,115)	200,000	200,000
Goldman Sachs 0.210%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $137,000,799 (collateralized by FNMA obligations, par value $133,233,497, 4.000%, 11/01/41, with total market value $139,740,816)	137,000	137,000
JPMorgan Chase 0.220%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $37,000,226 (collateralized by various FHLMC obligations, ranging in par value $7,450,000-$30,086,231, 1.875%-6.202%, 01/01/23-01/01/38, with total market value $37,740,098)	37,000	37,000
JPMorgan Chase 0.250%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $69,000,479 (collateralized by various corporate obligations*†, ranging in par value $25,000-$9,700,000, 3.631%-8.000%, 10/01/13-09/01/21, with total market value $72,454,604)	69,000	69,000
RBC Capital 0.200%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $38,000,211 (collateralized by Rabobank, par value $39,140,218, 0.460%, 04/13/12, with total market value $39,140,218)	38,000	38,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

RBC Capital 0.200%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $279,001,550 (collateralized by various FNMA/FMAC obligations, ranging in par value $6,691,943- $50,339,997, 1.976%-4.500%, 06/01/26-10/01/41, with total market value $284,581,582)	$279,000	$279,000
UBS 0.220%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $167,154,021 (collateralized by various FHLB/FNMA obligations, ranging in par value $32,073,000- $72,767,000, 0.000%-2.500%, 02/01/12-05/15/14, with total market value $170,496,828)	167,153	167,153
UBS 0.180%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $168,734,844 (collateralized by U.S. Treasury Notes, ranging in par value 18,336,600-$85,353,400, 2.375%-3.625%, 01/15/25- 04/15/28, with total market value $172,108,786)	168,734	168,734
Wells Fargo 0.200%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $65,000,361 (collateralized by various corporate obligations*†, ranging in par value $3,596,132- $9,046,000, 2.100%-7.875%, 01/07/14-04/01/20, with total market value $68,250,380)	65,000	65,000
Wells Fargo 0.220%, dated 01/31/12, to be repurchased on 02/01/12, repurchase price $247,001,509 (collateralized by various FNMA/FMAC obligations, ranging in par value $43,738,499- $67,512,185, 3.000%-5.000%, 01/01/27-01/01/42, with total market value $251,941,540)	247,000	247,000

Total Repurchase Agreements (Cost $1,564,562) ($ Thousands)		1,564,562

Total Investments — 100.3% (Cost $4,327,521) ($ Thousands)		$4,327,521

Adviser Managed Trust / Annual Report / July 31, 2012	67

SCHEDULE OF INVESTMENTS

Prime Obligation Fund (Concluded)

January 31, 2012

*	A summary of the corporate obligations used to collateralize repurchase agreements entered into by the Fund at January 31, 2012, is as follows:

Counterparty	Corporate Obligation	Rate	Maturity Date	Par Amount ($ Thousands)
JPMorgan Chase	Anadarko Petroleum	5.750%	06/15/14	$1,408
	Anadarko Petroleum	8.700	03/15/19	9,700
	Boston Scientific	5.500	11/15/15	1,500
	Boston Scientific	4.500	01/15/15	6,410
	Boston Scientific	5.450	06/15/14	327
	CC Holdings	7.750	05/01/17	530
	Discover Bank	7.000	04/15/20	99
	El Paso Natural Gas	5.950	04/15/17	3,328
	Entertainment Proper	7.750	07/15/20	400
	QVC Network	7.125	04/15/17	258
	QVC Network	7.500	10/01/19	606
	Qwest Communications	7.500	02/15/14	25
	SLM Corp.	5.000	10/01/13	143
	SLM Corp.	3.631	01/27/14	500
	SLM Corp.	5.375	05/15/14	668
	Southern Natural Gas	4.400	06/15/21	9,690
	Tennessee Gas Pipeline	7.500	04/01/17	5,354
	Tennessee Gas Pipeline	8.000	02/01/16	4,295
	The Williams Co.	7.625	07/15/19	402
	The Williams Co.	7.875	09/01/21	15,086
Wells Fargo	Bottling Group	5.125	01/15/19	6,558
	GE Capital	2.100	01/07/14	9,046
	Health Care Property	5.625	05/01/17	8,772
	Pan pac Retail	5.250	09/01/15	8,500
	Petrohawk Energy	7.875	06/01/15	9,000
	Prologis LP	7.375	10/30/19	7,878
	Scana Corp.	6.250	04/01/20	3,596
	Talisman Energy	5.125	05/15/15	8,500

Percentages are based on Net Assets of $4,315,330 ($ Thousands).

†	Securities are FDIC guaranteed.

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on January 31, 2012. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Securities are held in connection with a letter of credit issued by major bank.

(D)	Tri-Party Repurchase Agreement.

Cl — Class

DN — Discount Note

FCSB — Federal Farm Credit Banks Consolidated Systemwide Bonds

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

LP — Limited Partnership

NY — New York

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

As of January 31, 2012, all of the Fund’s investments were considered Level 2, in accordance with ASC-820. For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

68	Adviser Managed Trust / Annual Report / July 31, 2012

Statement of Assets and Liabilities ($ Thousands)

For the year ended January 31, 2012

	Prime Obligation Fund
ASSETS:
Investments, at value†	$2,762,959
Repurchase agreements†	1,564,562
Cash	—
Receivable for investment securities sold	—
Interest receivable	608
Receivable for fund shares sold	—
Receivable from Administrator	—
Foreign tax reclaim receivable	—
Receivable for variation margin	—
Prepaid expenses	135
Total Assets	4,328,264
LIABILITIES:
Payable for investment securities purchased	11,864
Administration fees payable	522
Shareholder servicing fees payable	7
Investment advisory fees payable	134
Income distribution payable	118
Trustees’ fees payable	3
Chief Compliance Officer fees payable	6
Payable for fund shares redeemed	—
Payable for variation margin	—
Accrued expense payable	280
Total Liabilities	12,934
Net Assets	$4,315,330
† Cost of investments and repurchase agreements	$4,327,521
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$4,315,396
Undistributed (Distributions in excess of) net investment income	—
Accumulated net realized gain (loss) on investments	(66)
Net unrealized appreciation (depreciation) on investments	—
Net unrealized appreciation (depreciation) on futures contracts	—
Net Assets	$4,315,330
Net Asset Value, Offering and Redemption Price Per Share — Class A	$1.00
	(4,107,484,714 ÷ 4,107,545,841 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class B	$1.00
	(135,977,996 ÷ 135,982,123 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class C	$1.00
	(42,051,461 ÷ 42,051,985 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class H	$1.00
	(25,646,363 ÷ 25,647,785 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Sweep Class	$1.00
	(4,169,961 ÷ 4,169,517 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2012	69

Statement of Operations ($ Thousands)

For the year ended January 31, 2012

Prime Obligation Fund
Investment Income:
Interest Income	$9,460
Expenses:
Administration Fees	7,707
Shareholder Servicing Fees — Class A Shares	9,579
Shareholder Servicing Fees — Sweep Class Shares	13
Distribution Fees — Sweep Class Shares	26
Administrative and Shareholder Servicing Fees — Class B Shares	419
Administrative and Shareholder Servicing Fees — Class C Shares	257
Administrative and Shareholder Servicing Fees — Class H Shares	109
Investment Advisory Fees	2,839
Trustees’ Fees	60
Chief Compliance Officer Fees	21
Registration Fees	206
Custodian/Wire Agent Fees	442
Pricing Fees	15
Other Expenses	405
Total Expenses	22,098
Less, Waiver/Reimbursement of:
Investment Advisory Fees	(1,419)
Administration Fees	(2,351)
Reimbursement from Administrator	—
Shareholder Servicing Fees — Class A Shares	(9,579)
Administrative & Shareholder Servicing Fees — Class B Shares	(374)
Administrative & Shareholder Servicing Fees — Class C Shares	(241)
Administrative & Shareholder Servicing Fees — Class H Shares	(102)
Shareholder Servicing & Distribution Fees — Sweep Class Shares	(38)
Net Expenses	7,994
Net Investment Income	1,466
Net Realized and Unrealized Gain (Loss) on/from:
Investments	36
Futures Contracts	—
Net Change in Unrealized Appreciation (Depreciation) on/from:
Investments	—
Futures Contracts	—
Net Increase in Net Assets Resulting from Operations	$1,502

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

70	Adviser Managed Trust / Annual Report / July 31, 2012

Statement of Changes in Net Assets ($ Thousands)

For the years ended January 31,

	Prime Obligation Fund
	2012	2011
Operations:
Net Investment Income	$1,466	$4,070
Net Realized Gain on Investments	36	15
Net Increase in Net Assets Resulting from Operations	1,502	4,085
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(1,444)	(4,037)
Class B	(14)	(20)
Class C	(5)	(9)
Class H	(2)	(3)
Sweep Class	(1)	(1)
Net Capital Gain
Class A	—	—
Class B	—	—
Class C	—	—
Sweep Class	—	—
Total Dividends and Distributions	(1,466)	(4,070)
Capital Share Transactions (All at $1.00 per share)
Class A:
Proceeds from Shares Issued	23,221,923	20,017,875
Reinvestment of Dividends & Distributions	328	1,261
Cost of Shares Redeemed	(22,258,952)	(20,034,360)
Net Increase (Decrease) from Class A Transactions	963,299	(15,224)
Class B:
Proceeds from Shares Issued	1,022,254	1,022,342
Reinvestment of Dividends & Distributions	6	8
Cost of Shares Redeemed	(1,021,603)	(1,069,482)
Net Increase (Decrease) from Class B Transactions	657	(47,132)
Class C:
Proceeds from Shares Issued	359,071	655,743
Reinvestment of Dividends & Distributions	1	1
Cost of Shares Redeemed	(373,058)	(694,391)
Net Increase (Decrease) from Class C Transactions	(13,986)	(38,647)
Class H:
Proceeds from Shares Issued	43,261	47,551
Reinvestment of Dividends & Distributions	3	3
Cost of Shares Redeemed	(42,023)	(54,905)
Net Increase (Decrease) from Class H Transactions	1,241	(7,351)
Sweep Class:
Proceeds from Shares Issued	41,089	116,698
Reinvestment of Dividends & Distributions	—	1
Cost of Shares Redeemed	(41,630)	(143,835)
Net Increase (Decrease) from Sweep Class Transactions	(541)	(27,136)
Net Increase (Decrease) in Net Assets from Capital Shares Transactions	950,670	(135,490)
Net Increase (Decrease) in Net Assets	950,706	(135,475)
Net Assets:
Beginning of Year	3,364,624	3,500,099
End of Year	$4,315,330	$3,364,624
Undistributed (Distributions in Excess of) Net Investment Income	$—	$—

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2012	71

Financial Highlights

For the years ended January 31,

For a Share Outstanding Throughout the Years

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Payment by Affiliate*	Total from Operations*	Dividends from Net Investment Income		Total Dividends		Net Asset Value, End of Year	Total Return†		Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Prime Obligation Fund
Class A
2012	$1.00	$—	$—	$—	$—	$—	(1)	$—	(1)	$1.00	0.04%		$4,107,485	0.20%		0.54%	0.04%
2011	1.00	—	—	—	—	—	(1)	—	(1)	1.00	0.11		3,144,153	0.20		0.54	0.12
2010	1.00	—	(0.04)	0.04	—	—	(1)	—	(1)	1.00	0.20	††	3,158,830	0.23	(2)	0.53	0.26
2009	1.00	0.02	—	—	0.02	(0.02)		(0.02)		1.00	2.37		3,796,102	0.22	(2)	0.50	2.42
2008	1.00	0.05	—	—	0.05	(0.05)		(0.05)		1.00	5.21		3,740,714	0.20		0.48	5.10
Class B
2012	$1.00	$—	$—	$—	$—	$—	(1)	$—	(1)	$1.00	0.01%		$135,978	0.23	%(3)	0.59%	0.01%
2011	1.00	—	—	—	—	—	(1)	—	(1)	1.00	0.01		135,319	0.31	(3)	0.59	0.01
2010	1.00	—	(0.04)	0.04	—	—	(1)	—	(1)	1.00	0.07	††	182,593	0.38	(2)(3)	0.58	0.15
2009	1.00	0.02	—	—	0.02	(0.02)		(0.02)		1.00	2.06		346,741	0.51	(2)	0.55	2.17
2008	1.00	0.05	—	—	0.05	(0.05)		(0.05)		1.00	4.90		475,700	0.50		0.53	4.82
Class C
2012	$1.00	$—	$—	$—	$—	$—	(1)	$—	(1)	$1.00	0.01%		$42,051	0.23	%(3)	0.79%	0.01%
2011	1.00	—	—	—	—	—	(1)	—	(1)	1.00	0.01		56,037	0.30	(3)	0.79	0.01
2010	1.00	—	(0.04)	0.04	—	—	(1)	—	(1)	1.00	0.06	††	95,092	0.39	(2)(3)	0.78	0.14
2009	1.00	0.02	—	—	0.02	(0.02)		(0.02)		1.00	1.86		467,782	0.71	(2)	0.75	2.04
2008	1.00	0.05	—	—	0.05	(0.05)		(0.05)		1.00	4.69		641,977	0.70		0.73	4.60
Class H
2012	$1.00	$—	$—	$—	$—	$—	(1)	$—	(1)	$1.00	0.01%		$25,646	0.23	%(3)	0.72%	0.01%
2011	1.00	—	—	—	—	—	(1)	—	(1)	1.00	0.01		24,405	0.30	(3)	0.72	0.01
2010	1.00	—	(0.04)	0.04	—	—	(1)	—	(1)	1.00	0.02	††	31,797	0.43	(2)(3)	0.71	0.09
2009	1.00	0.02	—	—	0.02	(0.02)		(0.02)		1.00	1.93		58,276	0.64	(2)	0.67	2.11
2008	1.00	0.05	—	—	0.05	(0.05)		(0.05)		1.00	4.76		80,958	0.63		0.66	4.65
Sweep Class
2012	$1.00	$—	$—	$—	$—	$—	(1)	$—	(1)	$1.00	0.01%		$4,170	0.23	%(3)	1.04%	0.01%
2011	1.00	—	—	—	—	—	(1)	—	(1)	1.00	0.01		4,710	0.30	(3)	1.04	0.01
2010	1.00	—	(0.04)	0.04	—	—	(1)	—	(1)	1.00	0.06	††	31,787	0.39	(2)(3)	1.03	0.14
2009	1.00	0.02	—	—	0.02	(0.02)		(0.02)		1.00	1.62		57,135	0.95	(2)(3)	1.00	1.54
2008	1.00	0.04	—	—	0.04	(0.04)		(0.04)		1.00	4.43		56,378	0.95		0.98	4.34

Amounts designated as “—” are zero or have been rounded to zero.

(1)	Amount represents less than $0.01 per share.
(2)	The expense ratio includes the Treasury Guarantee Program expense. The Fund participated in the Temporary Guarantee Program for Money Market Funds from September 18, 2008 through September 18, 2009. Had the expense been excluded, the expense ratio would have been equal to, or less than, the expense ratio cap figure. See Note 3 for expense ratio cap figure.
(3)	The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers and the Treasury Guarantee Program expense been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense ratio cap figure.
*	Per share calculations were performed using average shares.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	The total return includes payment by affiliate. Had the payment been excluded the total return would have been (3.28)%, (3.41)%, (3.42)%, (3.45)% and (3.42)% for Class A, Class B, Class C, Class H and Sweep Class, respectively. See Note 3 in Notes to Financial Statements.

72	Adviser Managed Trust / Annual Report / July 31, 2012

Notes to Financial Statements

January 31, 2012

1. ORGANIZATION

SEI Daily Income Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with ten operational Funds: the Money Market, Government, Government II, Prime Obligation, Treasury and Treasury II (each a “Fund,” collectively the “Money Market Funds”), the Short-Duration Government, Intermediate-Duration Government, GNMA and Ultra Short Duration Bond (each a “Fund,” collectively the “Fixed Income Funds”). The Money Market Funds, Short-Duration Government, Intermediate-Duration Government, and GNMA Funds seek to preserve principal value and maintain a high degree of liquidity while providing current income. The Ultra Short Duration Bond Fund seeks to provide higher current income than typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2012, there were no fair valued securities in the Funds.

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified

Adviser Managed Trust / Annual Report / July 31, 2012	73

Notes to Financial Statements (Continued)

January 31, 2012

within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended January 31, 2012, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

For the Money Market Funds, all amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and nonclass specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Fund are prorated to the Fund on the basis of relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration and Transfer Agency Agreement — SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of the respective funds, as presented below:

Prime Obligation Fund	0.19%

However, the Administrator and SEI Investments Management Corporation (the “Adviser”) have agreed to waive a portion or their entire fee, for various classes of shares in various funds, to limit total annual expenses up to the following amounts (expressed as a percentage of the Fund’s daily net assets). The expense waivers are allocated to each share class pro-rata based on the net assets of each share class.

	Prime Obligation Fund
Class A	0.20	%(2)
Class B	0.50	(2)
Class C	0.70	(2)
Class H	0.63	(1)
Sweep Class	0.95	(1)

(1)	Represents a voluntary cap that my be discontinued at any time.
(2)	Represents a contractual cap effective through January 31, 2012, to be changed only by board approval.

Distribution Agreement — SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation thereof. Specific classes of certain funds have also adopted distribution plans, pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Such plans provide fees payable to the Distributor up to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of the Fund.

	Shareholder Servicing Fees	Administrative Service Fees	Distribution Fees*
Prime Obligation Fund
Class A	.25%	—	—
Class B	.25	.05%	—
Class C	.25	.25	—
Class H	.25	.18	—
Sweep Class	.25	—	.50%

*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These payments may be used to compensate sweep class shareholders who provide distribution-related services to their customers.

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class A of the Fund since inception of the plan. Such waivers are voluntary and may be discontinued at any time. For Classes B, C, and H, the shareholder servicing fees and the

74	Adviser Managed Trust / Annual Report / July 31, 2012

administrative service fees are shown combined as “Administrative & Shareholder Servicing Fees” in the Statement of Operations. The Administrator and Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets. The following table shows the waivers by class for the year ended January 31, 2012 ($ Thousands):

	Administrative & Shareholder Servicing Fee Waiver	Administrative Fee Waiver
Prime Obligation Fund
Class A	$—	$178
Class B	374	6
Class C	241	2
Class H	102	1
Sweep Class	38	—

Other — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser, or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversidght of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board of Trustees.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula approved annually by the SEI Funds Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended January 31, 2012, the Trust has not participated in The Program.

4. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

The Adviser serves as the Fund’s investment adviser and “manager of managers” under an investment advisory agreement approved by the shareholders of the Fund. Effective January 1, 2010, for its services, the Adviser receives an annual fee equal to 0.07% of the Fund’s net assets. Prior to January 1, 2010, for its services, the Adviser received an annual fee equal to .075% on the first $500 million of net assets and .02% on the net assets in excess of $500 million for the Funds. The fee was calculated based on the combined assets of the Money Market Funds.

Pursuant to the “manager of managers” structure, the Board of Trustees approved BofA Advisors, LLC (formerly Columbia Management Advisors, LLC) as sub-adviser to the Fund. For its services to the Fund, the sub-advisers are entitled to receive a fee paid directly by the Adviser.

U.S. Bank, N.A. serves as the custodian of the Fund. The custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold in the Fund.

5. FEDERAL TAX INFORMATION

It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The tax character of dividends and distributions during the last two fiscal years was as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Prime Obligation Fund	2012	$1,466	$—	$1,466
	2011	4,070	—	4,070

As of January 31, 2012, the components of Accumulated Losses on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post-October Losses ($ Thousands)	Other Temporary Differences ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Total Accumulated Losses ($ Thousands)
Prime Obligation Fund	$160	$—	$(67)	$—	$(159)	$—	$(66)

At January 31, 2012, the Fund had capital loss carryforwards to offset future realized capital gains:

	Amount ($ Thousands)	Expiration
Prime Obligation Fund	$67	1/31/17

Adviser Managed Trust / Annual Report / July 31, 2012	75

Notes to Financial Statements (Concluded)

January 31, 2012

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. It is the Fund’s intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the fiscal year ended January 31, 2012, the Prime Obligation Fund utilized $35,648 of capital loss carryforwards to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the fiscal year ended January 31, 2012, the Fund’s cost of securities for Federal income tax purposes approximates the cost located in the Statement of Assets and Liabilities.

Management has analyzed the Fund’s tax positions taken on the federal tax returns for all open tax years and has concluded that as of January 31, 2012, no provision for income tax is required in the Fund’s financial statements. All uncertain tax positions, except for the accretion of market discount associated with the structured investment vehicles subject to the capital support agreement, meet the more likely than not criteria established in ASC paragraph 740. SEI Investment Company (“SEI”), which is the parent company of the Adviser, has agreed to indemnify the Fund if the Internal Revenue Service (“IRS”) were to disagree with a position taken on the tax return for the fiscal year ended January 31, 2010. Accordingly, no provision for taxes is required. The Fund’s federal income and excise tax returns are subject to examination by the IRS for all open tax years under the applicable Statute of Limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. INVESTMENT RISKS

In the normal course of business, the Trust may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against a fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

Investments in structured securities (such as those issued by Structured Investment Vehicles, or “SIVs”) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

8. NEW ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”. ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not allowed. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

9. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements.

76	Adviser Managed Trust / Annual Report / July 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

SEI Daily Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligation Fund (the “Fund”), one of the funds constituting SEI Daily Income Trust, as of January 31, 2012, and the related statement of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligation Fund as of January 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

March 28, 2012

Adviser Managed Trust / Annual Report / July 31, 2012	77

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of January 31, 2012.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 1996	Retired since January 2012. Self- Employed Consultant, Newfound Consultants Inc. since April 1997- December 2011.	90	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

78	Adviser Managed Trust / Annual Report / July 31, 2012

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Rosemarie B. Greco One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003.	90	Director, Sunoco, Inc.; Director, Excelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	90	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	90	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	Since 2007	Private Investor since 1994.	90	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	90	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2099 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Fund Services (March 2005 to June 2006)	N/A	N/A

Adviser Managed Trust / Annual Report / July 31, 2012	79

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)(Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolio, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 41 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
John J. McCue One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President	since 2004	Director of Portfolio Implementation for SIMC since 1995. Managing Director of Money Market Investments for SIMC since 2003.	N/A	N/A
Keri E. Rohn One Freedom Valley Drive Oaks, PA 19456 31 yrs. old	Privacy Officer and Anti-Money Laundering Compliance Officer	since 2009	Compliance Officer of SEI Investments Company since June 2003.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

80	Adviser Managed Trust / Annual Report / July 31, 2012

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Prime Obligation Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.19%	$0.96
Class B	1,000.00	1,000.10	0.20	1.01
Class C	1,000.00	1,000.10	0.20	1.01
Class H	1,000.00	1,000.10	0.20	1.01
Sweep Class	1,000.00	1,000.10	0.20	1.01
Hypothetical 5% Return
Class A	$1,000.00	$1,024.25	0.19%	$0.97
Class B	1,000.00	1,024.20	0.20	1.02
Class C	1,000.00	1,024.20	0.20	1.02
Class H	1,000.00	1,024.20	0.20	1.02
Sweep Class	1,000.00	1,024.20	0.20	1.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

Adviser Managed Trust / Annual Report / July 31, 2012	81

Notice to Shareholders (Unaudited)

For shareholders that do not have a January 31, 2012, taxable year end, this notice is for information purposes only. For shareholders with a January 31, 2012, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 2012, the Fund is designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)	U.S. Government Interest (1)		Interest Related Dividends (2)	Short-Term Capital Gains Dividends (3)
Prime Obligation Fund	0.00%	100.00%	100.00%	1.59	%*	99.86%	0.00%

Items (A), (B), (C) are based on the percentage of the Fund’s total distribution.

(1)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the “*” funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(2)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3)	The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Please consult your tax adviser for proper treatment of this information.

82	Adviser Managed Trust / Annual Report / July 31, 2012

ADVISER MANAGED TRUST ANNUAL REPORT JULY 31, 2012

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Keri E. Rohn

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

AMT (7/12)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least two Audit Committee financial experts serving on the audit committee.

(a)(2) The Audit Committee financial experts are George J. Sullivan, Jr and Hubert L. Harris, Jr. Mr. Sullivan and Mr. Harris are independent trustee as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2012				Fiscal Year 2011
		All fees and services to the Registrant that were pre- approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$52,500		N/A	N/A	$52,500		N/A	N/A
(b)	Audit-Related Fees	$20,000	(3)	$0	N/A	$25,000	(3)	N/A	N/A
(c)	Tax Fees (Tax return review services)	N/A		$5,000	N/A	N/A		N/A	N/A
(d)	All Other Fees(2)	N/A		$236,000	$0	N/A		$234,500	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Audit-related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for fiscal years 2012 and 2011 were $236,000 and $234,500 respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the Registrant.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adviser Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 8, 2012

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: October 8, 2012